ANNUAL STATEMENT FOR THE YEAR 1993 OF THE EMC INSURANCE GROUP, INC.


SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES


Notes to Schedule P


(1) The Parts of Schedule P:
    Part 1 - detailed information on losses and loss expenses.
    Part 2 - history of incurred losses and allocated expenses.
    Part 3 - history of loss and allocated expense payments.
    Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories


(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.


(3) Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)


(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

SCHEDULE P - PART 1 - SUMMARY
             (000 omitted)

     (1)          Premiums Earned                                 Loss and Loss Expense Payments
            -----------------------------------------------------------------------------------------------------  (12)
    Years      (2)       (3)      (4)        Loss Payments      Allocated Loss      (9)       (10)       (11)
   in Which                                                    Expense Payments                                  Number of
Premiums Were                             ---------------------------------------- Salvage  Unallocated   Total    Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded  Received  Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..  X X X X    X X X     X X X     4,847        74       255         1         7        (38)    4,989    X X X
 2. 1984....   77,026   11,029    65,997    64,422     6,339     4,690       211     1,369      2,273    64,835    X X X
 3. 1985....   91,120   15,932    75,188    69,601     7,165     4,989       276     1,253      2,316    69,465    X X X
 4. 1986....  121,115   22,642    98,473    50,617     6,646     4,260        94     1,408      2,344    50,481    X X X
 5. 1987....  112,894   17,369    95,525    54,638     8,736     4,544        89     1,334      2,637    52,994    X X X
 6. 1988....  100,869   12,664    88,205    47,812     3,761     4,093       100     1,239      2,492    50,536    X X X
 7. 1989....  106,284   15,519    90,765    74,276    15,757     4,768       127     1,211      2,813    65,973    X X X
 8. 1990....  118,347   17,081   101,266    63,558     8,096     4,531        93     1,229      2,893    62,793    X X X
 9. 1991....  130,976   17,567   113,409    61,328     6,643     3,508        88     1,355      3,107    61,212    X X X
10. 1992....  175,043   27,710   147,333    92,219    22,800     3,784        92     1,141      4,239    77,350    X X X
11. 1993....  168,399   12,156   156,243    45,629     2,730     2,337        47       675      4,109    49,298    X X X
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .  X X X X    X X X     X X X   628,947    88,747    41,759     1,218    12,221     29,185   609,926    X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            ---------------------------------------------------------------------------------  (21)       (22)     (23)      (24)
                Case Basis          Bulk + IBNR         Case Basis         Bulk + IBNR                         Total Net  Number of
            --------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)      (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and  Outstanding
              Direct             Direct              Direct              Direct              Subrogation Expenses Expenses - Direct
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded   Anticipated Unpaid   Unpaid and Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..    5,175    1,589     1,250         0       576        14         3         0          0        63    5,464    X X X X
 2. 1984....    2,484    1,127       508         0       388        19         1         0         34        20    2,255    X X X X
 3. 1985....    1,117      142       664         0       148         0         1         0          5        15    1,803    X X X X
 4. 1986....    1,995      450       815         0       314         2         2         0         15        32    2,706    X X X X
 5. 1987....    2,618      705     1,008         0       317         0         3         0         20        38    3,279    X X X X
 6. 1988....    3,253      629     1,029         0       639         5         3         0         23        56    4,346    X X X X
 7. 1989....    6,193      608     1,332        80     1,041         6         4         0         37       119    7,995    X X X X
 8. 1990....   11,826    1,671     1,652         0     2,064         4         8         0         67       236   14,111    X X X X
 9. 1991....   21,291    4,439     4,198       122     3,317         6       408         0        160       433   25,080    X X X X
10. 1992....   29,473    1,927     9,785       191     4,332        35       977         0        265       675   43,089    X X X X
11. 1993....   38,382    2,649    27,351       979     5,827        59     2,292         0        743     1,178   71,343    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .  123,807   15,936    49,592     1,372    18,963       150     3,702         0      1,369     2,865  181,471    X X X X

                  Total Losses and       Loss and Loss Expense Percentage Discount for Time             Net Balance Sheet Reserves
               Loss Expenses Incurred      (Incurred/Premiums Earned)      Value of Money        (33)        After Discount
            --------------------------------------------------------------------------------Inter-Company--------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)      Pooling      (34)     (35)
              Direct                       Direct                                   Loss    Participation  Losses  Loss Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss    Expense   Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..    X X X    X X X     X X X     X X X     X X X     X X X         0         0     X X X X    4,836      628
 2. 1984....   74,786    7,696    67,090      97.1      69.8     101.7         0         0        0.0     1,865      390
 3. 1985....   78,851    7,583    71,268      86.5      47.6      94.8         0         0        0.0     1,639      164
 4. 1986....   60,379    7,192    53,187      49.9      31.8      54.0         0         0        0.0     2,360      346
 5. 1987....   65,803    9,530    56,273      58.3      54.9      58.9         0         0        0.0     2,921      358
 6. 1988....   59,377    4,495    54,882      58.9      35.5      62.2         0         0        0.0     3,653      693
 7. 1989....   90,546   16,578    73,968      85.2     106.8      81.5         0         0        0.0     6,837    1,158
 8. 1990....   86,768    9,864    76,904      73.3      57.7      75.9         0         0        0.0    11,807    2,304
 9. 1991....   97,590   11,298    86,292      74.5      64.3      76.1         0         0        0.0    20,928    4,152
10. 1992....  145,484   25,045   120,439      83.1      90.4      81.7         0         0        0.0    37,140    5,949
11. 1993....  127,105    6,464   120,641      75.5      53.2      77.2         0         0        0.0    62,105    9,238
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .  X X X X    X X X   X X X X     X X X     X X X     X X X         0         0     X X X X  156,091   25,380

SCHEDULE P - PART 2 - SUMMARY
        (1)                    Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)           Development**
   Years in Which  -----------------------------------------------------------------------------------------------------------------
    Losses Were       (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
     Incurred         1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   43,066   42,025   44,842   47,838   48,276   50,137   52,387   53,361   54,041   54,059         18        698
  2.   1984........   52,334   54,556   57,474   60,167   60,393   60,727   62,149   63,531   65,020   64,794       (226)     1,263
  3.   1985........    X X X   54,807   61,261   65,725   65,312   65,978   66,668   67,776   69,010   68,943        (67)     1,167
  4.   1986........    X X X    X X X   57,431   53,673   52,489   52,092   51,230   51,444   51,078   50,811       (267)      (633)
  5.   1987........    X X X    X X X    X X X   58,838   57,609   56,716   55,446   55,013   54,120   53,598       (522)    (1,415)
  6.   1988........    X X X    X X X    X X X    X X X   59,360   56,742   54,652   53,122   52,766   52,336       (430)      (786)
  7.   1989........    X X X    X X X    X X X    X X X    X X X   70,032   72,728   73,047   70,897   71,034        137     (2,013)
  8.   1990........    X X X    X X X    X X X    X X X    X X X    X X X   73,051   74,508   75,760   73,776     (1,984)      (732)
  9.   1991........    X X X    X X X    X X X    X X X    X X X    X X X    X X X   81,194   84,503   82,750     (1,753)     1,556
 10.   1992........    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X  113,050  115,524      2,474    X X X X
 11.   1993........    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X  115,351    X X X X    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
 12.    Totals ..............................................................................................    (2,620)      (895)

SCHEDULE P - PART 3 - SUMMARY
                                                                                                                 (12)       (13)
        (1)                    Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)         Number of  Number of
   Years in Which  -------------------------------------------------------------------------------------------  Claims     Claims
    Losses Were       (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)   Closed With  Closed
     Incurred         1984      1985     1986     1987     1988     1989     1990     1991    1992     1993      Loss   Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------

  1.   Prior ......   000      18,021   24,692   29,777   32,162   38,310   41,001   43,057   43,629   48,657    X X X X    X X X X
  2.   1984........  24,433    39,812   45,717   49,708   50,730   52,812   54,773   56,388   57,339   62,561    X X X X    X X X X
  3.   1985........   X X X    26,455   40,140   45,364   48,553   51,582   56,147   58,573   60,780   67,151    X X X X    X X X X
  4.   1986........   X X X     X X X   21,048   31,878   35,276   39,574   42,075   43,849   44,954   48,138    X X X X    X X X X
  5.   1987........   X X X     X X X    X X X   21,589   34,634   39,485   43,841   46,306   47,062   50,357    X X X X    X X X X
  6.   1988........   X X X     X X X    X X X    X X X   21,625   34,973   41,291   45,282   46,522   48,047    X X X X    X X X X
  7.   1989........   X X X     X X X    X X X    X X X    X X X   29,174   48,146   56,950   60,229   63,159    X X X X    X X X X
  8.   1990........   X X X     X X X    X X X    X X X    X X X    X X X   30,849   49,326   54,400   59,901    X X X X    X X X X
  9.   1991........   X X X     X X X    X X X    X X X    X X X    X X X    X X X   35,588   49,739   58,107    X X X X    X X X X
 10.   1992........   X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X   47,559   73,113    X X X X    X X X X
 11.   1993........   X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X   45,183    X X X X    X X X X

SCHEDULE P - PART 4 - SUMMARY
                    (1)        Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End(000 omitted)
               Years in Which   ----------------------------------------------------------------------------------------------------
                    Losses         (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)      (11)
                Were Incurred      1984     1985     1986     1987     1988     1989     1990     1991    1992      1993
              -------------------------------------------------------------------------------------------------------------

                1.     Prior .     5,822   1,208      707    1,060    2,663    1,982    2,661    2,994    2,836      1,253
                2.     1984...     6,318   2,030    1,272    1,766    2,156    1,722    2,038    2,087    2,404        509
                3.     1985...   X X X X   9,402    6,203    7,231    6,054    5,206    3,327    3,083    3,357        664
                4.     1986...   X X X X   X X X   17,816    8,263    6,680    5,650    4,439    3,894    3,072        817
                5.     1987...   X X X X   X X X    X X X   15,555    8,609    7,733    5,526    4,616    3,485      1,011
                6.     1988...   X X X X   X X X    X X X    X X X   14,202    7,712    4,216    1,963    1,553      1,032
                7.     1989...   X X X X   X X X    X X X    X X X    X X X   16,459    6,841    3,906    1,571      1,256
                8.     1990...   X X X X   X X X    X X X    X X X    X X X    X X X   15,935    6,504    4,030      1,660
                9.     1991...   X X X X   X X X    X X X    X X X    X X X    X X X    X X X   16,782    8,337      4,484
               10.     1992...   X X X X   X X X    X X X    X X X    X X X    X X X    X X X    X X X   24,430     10,571
               11.     1993...   X X X X   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X     28,665

SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS
             (000 omitted)
    (1)              Premiums Earned                              Loss and Loss Expense Payments
            ----------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)        Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                 Number of
Premiums Were                             ---------------------------------------  Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)        and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation  Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded   Received   Payments  - 8 + 10)  Assumed
- ----------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X        16         0         0         0         0          1        17     X X X
 2. 1984....    7,575      381     7,194     5,401        97       388         8        52        192     5,876    4,259
 3. 1985....    7,369      366     7,003     5,444       268       403        19        48        196     5,756    3,882
 4. 1986....    6,857      427     6,430     4,435       109       336         8        42        189     4,843    3,303
 5. 1987....    7,110      519     6,591     3,833       125       307         7        59        171     4,179    2,485
 6. 1988....    7,148      449     6,699     3,933       165       281        11        36        176     4,214    2,336
 7. 1989....    7,165      397     6,768     5,708       287       391        12        27        220     6,020    3,055
 8. 1990....    7,116      434     6,682     5,259       321       344        22        15        213     5,473    2,916
 9. 1991....    7,604      492     7,112     5,761       198       410        14        17        249     6,208    3,424
10. 1992....    8,798      570     8,228     6,204       549       381        11        12        302     6,327    3,213
11. 1993....    8,540      265     8,275     4,433        (1)      283         0         7        273     4,990    2,908
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    50,427     2,118     3,524       112       315      2,182    53,903     X X X

                          Losses Unpaid                   Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis          Bulk + IBNR          Case Basis           Bulk + IBNR                       Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses     Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct             Subrogation Expenses Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..        5        0         0         0         1         0         0         0          0         0        6          0
 2. 1984....       15        0         0         0         3         0         0         0          0         0       18          1
 3. 1985....        4        0         0         0         1         0         0         0          0         0        5          1
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0          0
 5. 1987....        5        0         0         0         1         0         0         0          0         0        6          3
 6. 1988....       12        0         0         0         3         0         0         0          0         0       15          2
 7. 1989....       27        0         0         0         4         0         0         0          0         0       31          5
 8. 1990....      141        0         0         0        32         0         0         0          0         3      176         10
 9. 1991....      244        0        38         0        53         0         3         0          4         6      344         27
10. 1992....      310       17        69        28        68         1         5         0         11         8      414         51
11. 1993....    1,478        0       892         0       295         0        43         0         57        44    2,752        330
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .    2,241       17       999        28       461         1        51         0         72        61    3,767        430

                 Total Losses and         Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
               Loss Expenses Incurred        (Incurred/Premiums Earned)     Value of Money     (33)          After Discount
            -------------------------------------------------------------------------------            --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss    Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X        5        1
 2. 1984....    5,999      105     5,894      79.2      27.6      81.9         0         0        0.0        15        3
 3. 1985....    6,048      287     5,761      82.1      78.4      82.3         0         0        0.0         4        1
 4. 1986....    4,960      117     4,843      72.3      27.4      75.3         0         0        0.0         0        0
 5. 1987....    4,317      132     4,185      60.7      25.4      63.5         0         0        0.0         5        1
 6. 1988....    4,408      179     4,229      61.7      39.9      63.1         0         0        0.0        12        3
 7. 1989....    6,353      302     6,051      88.7      76.1      89.4         0         0        0.0        27        4
 8. 1990....    5,995      346     5,649      84.2      79.7      84.5         0         0        0.0       141       35
 9. 1991....    6,767      215     6,552      89.0      43.7      92.1         0         0        0.0       282       62
10. 1992....    7,349      608     6,741      83.5     106.7      81.9         0         0        0.0       334       80
11. 1993....    7,741       (1)    7,742      90.6      (0.4)     93.6         0         0        0.0     2,370      382
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X    3,195      572

SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
             (000 omitted)
    (1)            Premiums Earned                              Loss and Loss Expense Payments
            --------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)        Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                 Number of
Premiums Were                             ----------------------------------------  Salvage Unallocated  Total     Claims
  Earned and  Direct              Net       (5)        (6)       (7)       (8)        and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct             Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded    Received  Payments  - 8 + 10)  Assumed
- ---------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X         6         0         9         0         0          0        15     X X X
 2. 1984....   11,149      257    10,892     8,759       110       892         0       117        663    10,204    6,456
 3. 1985....   11,168      204    10,964     8,821        98       899         0       172        653    10,275    6,044
 4. 1986....   13,068      254    12,814     9,725       100     1,153         0       211        699    11,477    6,265
 5. 1987....   16,277      273    16,004    11,462       109     1,443         0       153        735    13,531    7,272
 6. 1988....   15,893      358    15,535    10,916        79     1,204         0       159        678    12,719    6,321
 7. 1989....   14,446      344    14,102    10,257       144     1,124        (1)      191        643    11,881    5,728
 8. 1990....   14,397      450    13,947    10,090       242       896        (1)      139        649    11,394    5,540
 9. 1991....   15,174      438    14,736     9,438        75       850        (2)      207        653    10,868    5,965
10. 1992....   19,316      539    18,777     9,419       114       832         0       170        747    10,884    6,267
11. 1993....   20,718      489    20,229     6,846        48       486         0        70        642     7,926    6,803
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    95,739     1,119     9,788        (4)    1,589      6,762   111,174     X X X

                         Losses Unpaid                   Allocated Loss Expenses Unpaid
            -----------------------------------------------------------------------------------   (21)     (22)     (23)     (24)
                 Case Basis        Bulk + IBNR         Case Basis          Bulk + IBNR                           Total Net Number of
            ---------------------------------------------------------------------------------- Salvage Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)        and       Loss      and  Outstanding
              Direct             Direct              Direct              Direct             Subrogation Expenses Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded   and Assumed  Ceded and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..       26        0         0         0         4         0         0         0          0         1       31         12
 2. 1984....        1        0         0         0         0         0         0         0          0         0        1          3
 3. 1985....       15        0         0         0         2         0         0         0          0         0       17          5
 4. 1986....       87        0         0         0        13         0         0         0          0         2      102          8
 5. 1987....       92        0         0         0        14         0         0         0          0         2      108         10
 6. 1988....      170        0         0         0        29         0         0         0          0         4      203         23
 7. 1989....      301        5         0         0        53         0         0         0          0         7      356         36
 8. 1990....      728        8         0         0       121         1         0         0          0        17      857         85
 9. 1991....    2,044       32       119         0       354         3        10         0          3        52    2,544        221
10. 1992....    4,238      271       787         0       805        25        34         0         10       115    5,683        518
11. 1993....    8,199       13     2,316        30     1,844         1       130         0         39       252   12,697      1,981
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .   15,901      329     3,222        30     3,239        30       174         0         52       452   22,599      2,902

                 Total Losses and        Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
               Loss Expenses Incurred       (Incurred/Premiums Earned)      Value of Money     (33)       After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X       26        5
 2. 1984....   10,315      110    10,205      92.5      42.8      93.7         0         0        0.0         1        0
 3. 1985....   10,390       98    10,292      93.0      48.0      93.9         0         0        0.0        15        2
 4. 1986....   11,679      100    11,579      89.4      39.4      90.4         0         0        0.0        87       15
 5. 1987....   13,748      109    13,639      84.5      39.9      85.2         0         0        0.0        92       16
 6. 1988....   13,001       79    12,922      81.8      22.1      83.2         0         0        0.0       170       33
 7. 1989....   12,385      148    12,237      85.7      43.0      86.8         0         0        0.0       296       60
 8. 1990....   12,501      250    12,251      86.8      55.6      87.8         0         0        0.0       720      137
 9. 1991....   13,520      108    13,412      89.1      24.7      91.0         0         0        0.0     2,131      413
10. 1992....   16,977      410    16,567      87.9      76.1      88.2         0         0        0.0     4,754      929
11. 1993....   20,715       92    20,623     100.0      18.8     101.9         0         0        0.0    10,472    2,225
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X   18,764    3,835

SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
             (000 omitted)
    (1)           Premiums Earned                            Loss and Loss Expense Payments
            -------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                Number of
Premiums Were                             ---------------------------------------- Salvage Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded   Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X        56         0         9         0         0          2        67     X X X
 2. 1984....    3,308       28     3,280     3,195        14       441         0        81        165     3,787    1,767
 3. 1985....    3,734       61     3,673     3,534        20       404         0        16        174     4,092    1,438
 4. 1986....    4,175       73     4,102     1,891        61       250         0        15        127     2,207    1,076
 5. 1987....    4,666      108     4,558     2,412        25       330         0        18        141     2,858    1,003
 6. 1988....    5,205      111     5,094     3,151        21       330         0        19        161     3,621    1,078
 7. 1989....    6,212      181     6,031     2,955        84       322        (1)       22        157     3,351    1,228
 8. 1990....    7,337      208     7,129     4,210        77       337         0        35        200     4,670    1,425
 9. 1991....    8,206      248     7,958     3,391        93       218        (8)       96        205     3,729    1,668
10. 1992....   11,993      305    11,688     3,955        59       284         0        29        285     4,465    1,887
11. 1993....   12,911      254    12,657     2,011        30       112         0        23        237     2,330    1,792
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    30,761       484     3,037        (9)      354      1,854    35,177     X X X

                         Losses Unpaid                  Allocated Loss Expenses Unpaid
            ---------------------------------------------------------------------------------   (21)     (22)      (23)     (24)
                 Case Basis         Bulk + IBNR         Case Basis         Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses  Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded and Assumed  Ceded  Anticipated  Unpaid    Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..      101        0         0         0        21         0         0         0          0         2      124          3
 2. 1984....        4        0         0         0         1         0         0         0          0         0        5          0
 3. 1985....       22        0         0         0         5         0         0         0          0         1       28          0
 4. 1986....        6        0         0         0         1         0         0         0          0         0        7          1
 5. 1987....       43        0         0         0         9         0         0         0          0         1       53          5
 6. 1988....      182        0         0         0        37         0         0         0          0         4      223          8
 7. 1989....      412        0         0         0        84         0         0         0          0        10      506         19
 8. 1990....      527        0         0         0       107         0         0         0          0        13      647         37
 9. 1991....    2,233        2       241         0       453         0        29         0          3        60    3,014         88
10. 1992....    3,517       31       334         0       714         4        41         0          4        93    4,664        168
11. 1993....    3,554       74     1,823        29       720         9       221         0         18       130    6,336        523
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .   10,601      107     2,398        29     2,152        13       291         0         25       314   15,607        852

                  Total Losses and       Loss and Loss Expense Percentage Discount for Time           Net Balance Sheet Reserves
               Loss Expenses Incurred       (Incurred/Premiums Earned)     Value of Money       (33)        After Discount
            --------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X      101       23
 2. 1984....    3,806       14     3,792     115.1      50.0     115.6         0         0        0.0         4        1
 3. 1985....    4,140       20     4,120     110.9      32.8     112.2         0         0        0.0        22        6
 4. 1986....    2,275       61     2,214      54.5      83.6      54.0         0         0        0.0         6        1
 5. 1987....    2,936       25     2,911      62.9      23.1      63.9         0         0        0.0        43       10
 6. 1988....    3,865       21     3,844      74.3      18.9      75.5         0         0        0.0       182       41
 7. 1989....    3,940       83     3,857      63.4      45.9      64.0         0         0        0.0       412       94
 8. 1990....    5,394       77     5,317      73.5      37.0      74.6         0         0        0.0       527      120
 9. 1991....    6,830       87     6,743      83.2      35.1      84.7         0         0        0.0     2,472      542
10. 1992....    9,223       94     9,129      76.9      30.8      78.1         0         0        0.0     3,820      844
11. 1993....    8,808      142     8,666      68.2      55.9      68.5         0         0        0.0     5,274    1,062
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X   12,863    2,744

SCHEDULE P - PART 1D - WORKERS' COMPENSATION
             (000 omitted)
    (1)           Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)        Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                Number of
Premiums Were                             ---------------------------------------- Salvage  Unallocated  Total     Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)        and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct             Subrogation Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded   Received   Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X      (257)       68        11         1         0        (55)     (370)    X X X
 2. 1984....    6,862      296     6,566     5,123       192       321        (4)      113        444     5,700    4,564
 3. 1985....    7,446      773     6,673     5,130       616       357         2       127        461     5,330    4,523
 4. 1986....    9,922    2,126     7,796     7,083     1,888       338         3       139        528     6,058    4,851
 5. 1987....   12,033    2,931     9,102     8,183     2,679       378         1       282        613     6,494    5,033
 6. 1988....   13,480    3,508     9,972     8,878     2,459       421        (1)      219        670     7,511    5,409
 7. 1989....   18,461    3,872    14,589    11,414     1,771       507        (2)      254        839    10,991    6,363
 8. 1990....   21,868    4,575    17,293    11,357     2,155       518       (12)      180        826    10,558    7,054
 9. 1991....   25,805    4,650    21,155    12,046     2,097       384       (19)      120        920    11,272    7,992
10. 1992....   37,449    6,461    30,988    13,692     2,088       364         0        67      1,414    13,382    8,424
11. 1993....   37,002    6,572    30,430     6,449     1,098       100        (1)       13      1,597     7,049    5,921
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    89,098    17,111     3,699       (32)    1,514      8,257    83,975     X X X

                         Losses Unpaid                 Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis        Bulk + IBNR         Case Basis          Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses Expenses  Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..    3,197    1,277       186         0       216         0         3         0          0        51    2,376        114
 2. 1984....    1,288      694        32         0        87         0         1         0         34        15      729         17
 3. 1985....      496      142        36         0        33         0         1         0          5         9      433         17
 4. 1986....    1,227      410       109         0        83         0         2         0         15        22    1,033         35
 5. 1987....    1,573      705       158         0       106         0         3         0         20        25    1,160         46
 6. 1988....    1,436      512       152         0        97         0         3         0         23        26    1,202         63
 7. 1989....    2,613      235       214         0       176         0         4         0         37        62    2,834        129
 8. 1990....    5,494    1,308       436         0       371         0         8         0         67       111    5,112        239
 9. 1991....    9,943    3,964     1,154        29       671         0        20         0        127       171    7,966        430
10. 1992....    8,701    1,248     2,279        89       587         0        40         0        201       232   10,502        890
11. 1993....   11,279    1,874     6,861       658       763         0       117         0        282       377   16,865      1,971
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .   47,247   12,369    11,617       776     3,190         0       202         0        811     1,101   50,212      3,951

                  Total Losses and       Loss and Loss Expense Percentage Discount for Time        Net Balance Sheet Reserves
               Loss Expenses Incurred       (Incurred/Premiums Earned)     Value of Money     (33)       After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X    2,106      270
 2. 1984....    7,311      882     6,429     106.5     298.0      97.9         0         0        0.0       626      103
 3. 1985....    6,523      760     5,763      87.6      98.3      86.4         0         0        0.0       390       43
 4. 1986....    9,392    2,301     7,091      94.7     108.2      91.0         0         0        0.0       926      107
 5. 1987....   11,039    3,385     7,654      91.7     115.5      84.1         0         0        0.0     1,026      134
 6. 1988....   11,683    2,970     8,713      86.7      84.7      87.4         0         0        0.0     1,076      126
 7. 1989....   15,829    2,004    13,825      85.7      51.8      94.8         0         0        0.0     2,592      242
 8. 1990....   19,121    3,451    15,670      87.4      75.4      90.6         0         0        0.0     4,622      490
 9. 1991....   25,309    6,071    19,238      98.1     130.6      90.9         0         0        0.0     7,104      862
10. 1992....   27,309    3,425    23,884      72.9      53.0      77.1         0         0        0.0     9,643      859
11. 1993....   27,543    3,629    23,914      74.4      55.2      78.6         0         0        0.0    15,608    1,257
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X   45,719    4,493

SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL
             (000 omitted)
    (1)           Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                Number of
Premiums Were                             --------------------------------------- Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded  Received  Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X         0         0        10         0         0          0        10     X X X
 2. 1984....    6,607      600     6,007     6,103     1,693       498        86        48        123     4,945
 3. 1985....    7,973      805     7,168     3,946       325       444        19        93        105     4,151
 4. 1986....    7,225      996     6,229     3,627     1,066       318        19       120         81     2,941
 5. 1987....    5,565      979     4,586     1,649       260       139        13        39         46     1,561
 6. 1988....    5,979    1,097     4,882     1,535       (48)      158        21        39         43     1,763
 7. 1989....    5,381      945     4,436     3,654       410       218        30        12         59     3,491
 8. 1990....    5,321      869     4,452     2,280       483       180        24        35         46     1,999
 9. 1991....    5,323      810     4,513     2,798       363       159        20        13         54     2,628
10. 1992....    5,499      877     4,622     3,732       241       217        10        11         83     3,781
11. 1993....    4,704      323     4,381     1,883        48       102         4         1         62     1,995
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    31,207     4,841     2,443       246       411        702    29,265     X X X

                         Losses Unpaid                 Allocated Loss Expenses Unpaid
            --------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR         Case Basis          Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct             Subrogation Expenses Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..       36        0         0         0         5         0         0         0          0         1       42          3
 2. 1984....       28        0         0         0         4         0         0         0          0         1       33          2
 3. 1985....       17        0         0         0         2         0         0         0          0         0       19          3
 4. 1986....       17        0         0         0         3         0         0         0          0         0       20          1
 5. 1987....       13        0         0         0         2         0         0         0          0         0       15          0
 6. 1988....        4        0         0         0         1         0         0         0          0         0        5          0
 7. 1989....       10        0         0         0         1         0         0         0          0         0       11          3
 8. 1990....      162        0         0         0        23         0         0         0          0         4      189          8
 9. 1991....      281        0         2         0        31         0         0         0          2         4      318         12
10. 1992....      998        0        26         0       128         0         3         0         10        20    1,175         32
11. 1993....      717       21       205        13        81         1        12         0         38        13      993         83
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .    2,283       21       233        13       281         1        15         0         50        43    2,820        147

                 Total Losses and       Loss and Loss Expense Percentage Discount for Time           Net Balance Sheet Reserves
               Loss Expenses Incurred      (Incurred/Premiums Earned)     Value of Money      (33)        After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X       36        6
 2. 1984....    6,758    1,780     4,978     102.3     296.7      82.9         0         0        0.0        28        5
 3. 1985....    4,514      344     4,170      56.6      42.7      58.2         0         0        0.0        17        2
 4. 1986....    4,046    1,085     2,961      56.0     108.9      47.5         0         0        0.0        17        3
 5. 1987....    1,850      274     1,576      33.2      28.0      34.4         0         0        0.0        13        2
 6. 1988....    1,744      (24)    1,768      29.2      (2.2)     36.2         0         0        0.0         4        1
 7. 1989....    3,947      445     3,502      73.4      47.1      78.9         0         0        0.0        10        1
 8. 1990....    2,700      512     2,188      50.7      58.9      49.1         0         0        0.0       162       27
 9. 1991....    3,332      386     2,946      62.6      47.7      65.3         0         0        0.0       283       35
10. 1992....    5,210      254     4,956      94.7      29.0     107.2         0         0        0.0     1,024      151
11. 1993....    3,075       87     2,988      65.4      26.9      68.2         0         0        0.0       888      105
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X    2,482      338

SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - NONE

SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - NONE

SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT (ALL PERILS),
                       BOILER AND MACHINERY)
                       (000 omitted)
    (1)           Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments        Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                      Expense Payments                                Number of
Premiums Were                             ---------------------------------------- Salvage  Unallocated  Total     Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)        and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation  Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded   Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X         1         0         0         0         0          0         1   X X X X
 2. 1984....    6,307    2,168     4,139     3,064       425       325        45         0          0     2,919   X X X X
 3. 1985....    6,422    2,110     4,312     3,421       485       434        62         0          0     3,308   X X X X
 4. 1986....      567      294       273         2         3         0         0         0          0        (1)  X X X X
 5. 1987....        7        7         0         6         7         0         0         0          0        (1)  X X X X
 6. 1988....      133       75        58        13        12         0         0         0          0         1   X X X X
 7. 1989....      590      197       393       390        57        21         2         0          3       355   X X X X
 8. 1990....    1,101      283       818       478        62        26         2         0          4       444   X X X X
 9. 1991....    1,114      286       828       465        73        22         2         0          3       415   X X X X
10. 1992....    2,299      582     1,717       984        61        33         1         0          4       959   X X X X
11. 1993....    4,533      231     4,302       424        10         8         1         0         12       433   X X X X
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     9,248     1,195       869       115         0         26     8,833   X X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR          Case Basis         Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded   and Assumed  Ceded and Assumed  Ceded Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..        0        0         0         0         0         0         0         0          0         0        0         0
 2. 1984....        0        0         0         0         0         0         0         0          0         0        0         0
 3. 1985....        0        0         0         0         0         0         0         0          0         0        0         0
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0         0
 5. 1987....        0        0         0         0         0         0         0         0          0         0        0         0
 6. 1988....        0        0         0         0         0         0         0         0          0         0        0         0
 7. 1989....       58        0        24         0         2         0         0         0          0         0       84         0
 8. 1990....      171        0         0         0         7         0         0         0          0         0      178         0
 9. 1991....      222        0         0         0         9         0         0         0          0         0      231         0
10. 1992....      808        0       171         0        32         0         0         0          0         0    1,011         0
11. 1993....    1,241        0     1,395         0        49         0         0         0          0         1    2,686         8
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals .    2,500        0     1,590         0        99         0         0         0          0         1    4,190         8

                 Total Losses and       Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
               Loss Expenses Incurred      (Incurred/Premiums Earned)      Value of Money     (33)        After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X        0        0
 2. 1984....    3,389      470     2,919      53.7      21.7      70.5         0         0        0.0         0        0
 3. 1985....    3,855      547     3,308      60.0      25.9      76.7         0         0        0.0         0        0
 4. 1986....        2        3        (1)      0.4       1.0      (0.4)        0         0        0.0         0        0
 5. 1987....        6        7        (1)     85.7     100.0       0.0         0         0        0.0         0        0
 6. 1988....       13       12         1       9.8      16.0       1.7         0         0        0.0         0        0
 7. 1989....      498       59       439      84.4      29.9     111.7         0         0        0.0        82        2
 8. 1990....      686       64       622      62.3      22.6      76.0         0         0        0.0       171        7
 9. 1991....      721       75       646      64.7      26.2      78.0         0         0        0.0       222        9
10. 1992....    2,032       62     1,970      88.4      10.7     114.7         0         0        0.0       979       32
11. 1993....    3,130       11     3,119      69.0       4.8      72.5         0         0        0.0     2,636       50
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X    4,090      100

SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
             (000 omitted)
    (1)            Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments       Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                    Expense Payments                                 Number of
Premiums Were                             --------------------------------------  Salvage  Unallocated  Total    Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded  Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X       300         6       112         0         1          4       410     X X X
 2. 1984....    3,850    1,055     2,795     2,754       214       841        11        10        178     3,548    1,429
 3. 1985....    5,428    1,511     3,917     3,022       318       871       114         4        190     3,651    1,158
 4. 1986....    7,660    2,027     5,633     2,562       485       631       (13)       19        178     2,899    1,048
 5. 1987....    9,580    2,200     7,380     3,010       360       743         0         6        205     3,598    1,109
 6. 1988....   10,579    2,006     8,573     2,137       (10)      668        (4)        2        195     3,014    1,392
 7. 1989....   10,814    2,046     8,768     3,294       434     1,035        18         3        244     4,121    1,868
 8. 1990....   12,486    1,915    10,571     3,110       331     1,175         4        12        265     4,215    2,137
 9. 1991....   13,096    1,618    11,478     1,913       220       577         3         5        260     2,527    2,107
10. 1992....   17,796    2,083    15,713     2,020         2       444         0         4        311     2,773    2,163
11. 1993....   17,218    1,341    15,877     1,337         1       464         1         1        309     2,108    1,988
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X    25,459     2,361     7,561       134        67      2,339    32,864     X X X

                        Losses Unpaid               Allocated Loss Expenses Unpaid
            ---------------------------------------------------------------------------------  (21)       (22)     (23)      (24)
                Case Basis          Bulk + IBNR         Case Basis         Bulk + IBNR                          Total Net  Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct             Subrogation Expenses Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  Anticipated  Unpaid   Unpaid   Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..      573      307         0         0       210        14         0         0          0         7      469          8
 2. 1984....      527      433         0         0       193        19         0         0          0         2      270          3
 3. 1985....      135        0         0         0        50         0         0         0          0         3      188          3
 4. 1986....      231       40         0         0        85         2         0         0          0         5      279          5
 5. 1987....      276        0         0         0       101         0         0         0          0         7      384         12
 6. 1988....      681      117         0         0       250         5         0         0          0        14      823         14
 7. 1989....    1,283       39         0         0       469         2         0         0          0        31    1,742         40
 8. 1990....    2,959       51         0         0     1,084         2         0         0          0        74    4,064        101
 9. 1991....    3,791       10       734         0     1,388         0       231         0          2       114    6,248        189
10. 1992....    4,697        0     1,790         0     1,720         0       563         0          5       164    8,934        305
11. 1993....    4,044        2     3,578         0     1,483         1     1,124         0          9       195   10,421        701
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .   19,197      999     6,102         0     7,033        45     1,918         0         16       616   33,822      1,381

                 Total Losses and        Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
               Loss Expenses Incurred       (Incurred/Premiums Earned)      Value of Money     (33)        After Discount
            --------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X      266      203
 2. 1984....    4,495      677     3,818     116.8      64.2     136.6         0         0        0.0        94      176
 3. 1985....    4,271      432     3,839      78.7      28.6      98.0         0         0        0.0       135       53
 4. 1986....    3,692      514     3,178      48.2      25.4      56.4         0         0        0.0       191       88
 5. 1987....    4,342      360     3,982      45.3      16.4      54.0         0         0        0.0       276      108
 6. 1988....    3,945      108     3,837      37.3       5.4      44.8         0         0        0.0       564      259
 7. 1989....    6,356      493     5,863      58.8      24.1      66.9         0         0        0.0     1,244      498
 8. 1990....    8,667      388     8,279      69.4      20.3      78.3         0         0        0.0     2,908    1,156
 9. 1991....    9,008      233     8,775      68.8      14.4      76.5         0         0        0.0     4,515    1,733
10. 1992....   11,709        2    11,707      65.8       0.1      74.5         0         0        0.0     6,487    2,447
11. 1993....   12,534        5    12,529      72.8       0.4      78.9         0         0        0.0     7,620    2,801
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X   24,300    9,522

SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
             (000 omitted)
    (1)           Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments       Allocated Loss      (9)       (10)       (11)     (12)
   in Which                                                    Expense Payments                                 Number of
Premiums Were                             ---------------------------------------- Salvage Unallocated  Total    Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded  Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X         0         0         0         0         0          0         0     X X X
 2. 1984....        0        0         0         0         0         0         0         0          0         0        0
 3. 1985....        0        0         0         0         0         0         0         0          0         0        0
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0
 5. 1987....      244       29       215        29         0         7         0         0          5        41        0
 6. 1988....      792      110       682       469         0         3         0         1         25       497       28
 7. 1989....    1,013      141       872       236         0         4         0         1         18       258       34
 8. 1990....    1,059      152       907       389         0         2         0         1         25       416       69
 9. 1991....    1,103      109       994       437         0         4         0         7         25       466      104
10. 1992....    1,523       55     1,468       397         0        17         0         0         41       455      126
11. 1993....    1,620       56     1,564       128         0         5         0         0          7       140      124
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     2,085         0        42         0        10        146     2,273     X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR         Case Basis          Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses Expenses  Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..        0        0         0         0         0         0         0         0          0         0        0          0
 2. 1984....        0        0         0         0         0         0         0         0          0         0        0          0
 3. 1985....        0        0         0         0         0         0         0         0          0         0        0          0
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0          0
 5. 1987....       25        0         0         0         0         0         0         0          0         1       26          0
 6. 1988....       87        0         0         0         2         0         0         0          0         2       91          3
 7. 1989....       96        0         0         0         2         0         0         0          0         2      100          3
 8. 1990....      137        0         0         0         2         0         0         0          0         4      143         10
 9. 1991....      327        0         0         0         6         0         0         0          0         9      342         22
10. 1992....      525        0         0         0         9         0         0         0          0        14      548         52
11. 1993....      722        0        82         0        13         0         1         0          0        20      838        105
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .    1,919        0        82         0        34         0         1         0          0        52    2,088        195

                 Total Losses and       Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
               Loss Expenses Incurred      (Incurred/Premiums Earned)     Value of Money     (33)        After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)     (32)   Inter-Company   (34)     (35)
                                                                                             Pooling               Loss
              Direct                       Direct                                  Loss   Participation  Losses  Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss  Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------

 1. Prior ..   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X        0        0
 2. 1984....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 3. 1985....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 4. 1986....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 5. 1987....       67        0        67      27.5       0.0      31.2         0         0        0.0        25        1
 6. 1988....      588        0       588      74.2       0.0      86.2         0         0        0.0        87        4
 7. 1989....      358        0       358      35.3       0.0      41.1         0         0        0.0        96        4
 8. 1990....      559        0       559      52.8       0.0      61.6         0         0        0.0       137        6
 9. 1991....      808        0       808      73.3       0.0      81.3         0         0        0.0       327       15
10. 1992....    1,003        0     1,003      65.9       0.0      68.3         0         0        0.0       525       23
11. 1993....      978        0       978      60.4       0.0      62.5         0         0        0.0       804       34
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     X X X     X X X     X X X         0         0     X X X X    2,001       87

SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
             EARTHQUAKE, GLASS, BURGLARY AND THEFT)
             (000 omitted)
     (1)           Premiums Earned                        Loss and Loss Expense Payments
            -------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)        Loss Payments      Allocated Loss        (9)       (10)     (11)      (12)
    Which                                                      Expense Payments                                  Number of
Premiums Were                            ----------------------------------------  Salvage Unallocated  Total      Claims
  Earned and   Direct              Net       (5)       (6)       (7)       (8)       and      Loss     Net Paid   Reported
 Losses Were    and      Ceded   (2 - 3)    Direct              Direct           Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred   Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X     1,585       462        90         5        66          5     1,213     X X X
 2. 1992....   33,845    5,282    28,563    19,639     8,255       667        65        71        257    12,243     X X X
 3. 1993....   31,141    1,825    29,316    12,290     1,284       436        42        25        243    11,643     X X X
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X    33,514    10,001     1,193       112       162        505    25,099     X X X

                         Losses Unpaid                  Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR          Case Basis        Bulk + IBNR                          Total Net  Number of
            -------------------------------------------------------------------------------  Salvage Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..    1,833      488       583        65        85         8         0         0         19         2    1,942         35
 2. 1992....    2,750      240     1,383        43       130         5         0         0         19        10    3,985         66
 3. 1993....    3,687      484     5,815       171       213        23        33         0         57        67    9,137        269
- ------------------------------------------------------------------------------------------------------------------------------------
 4. Totals .    8,270    1,212     7,781       279       428        36        33         0         95        79   15,064        370

                   Total Losses and        Loss and Loss Expense Percentage Discount for Time            Net Balance Sheet Reserves
                Loss Expenses Incurred       (Incurred/Premiums Earned)      Value of Money     (33)          After Discount
            --------------------------------------------------------------------------------              --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)   Inter-Company  (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss   Participation Losses   Loss Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss    Expense Percentage   Unpaid      Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X    1,863       79
 2. 1992....    24,846    8,618   16,228      73.4     163.2      56.8         0         0        0.0     3,850      135
 3. 1993....    22,784    2,004   20,780      73.2     109.8      70.9         0         0        0.0     8,847      290
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X   14,560      504

SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE
             (000 omitted)
     (1)             Premiums Earned                             Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments       Allocated Loss       (9)       (10)       (11)     (12)
    Which                                                      Expense Payments                                  Number of
Premiums Were                            ----------------------------------------  Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid    Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense   (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded  and Assumed  Ceded   Received   Payments  - 8 + 10)    Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X      (121)        1        29         0       141         (4)      (97)   X X X
 2. 1992....    15,921      163   15,758     8,781       250       431         2       774        675     9,635    8,790
 3. 1993....    16,289      199   16,090     8,127         0       317         0       535        674     9,118    7,001
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X    16,787       251       777         2     1,450      1,345    18,656    X X X

                        Losses Unpaid                    Allocated Loss Expenses Unpaid
            --------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis        Bulk + IBNR         Case Basis          Bulk + IBNR                          Total Net Number of
            --------------------------------------------------------------------------------  Salvage Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed  Ceded and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------

 1. Prior ..       62        0         0         0         5         0         0         0          0         1       68        144
 2. 1992....       53        0         0         0         5         0         0         0          0         1       59        126
 3. 1993....    1,252        0       359         0       212         0        11         0        222        41    1,875        706
- ------------------------------------------------------------------------------------------------------------------------------------
 4. Totals .    1,367        0       359         0       222         0        11         0        222        43    2,002        976

                   Total Losses and       Loss and Loss Expense Percentage Discount for Time             Net Balance Sheet Reserves
                Loss Expenses Incurred      (Incurred/Premiums Earned)      Value of Money         (33)       After Discount
            ------------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)   Inter-Company   (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss  Participation Losses   Loss Expenses
            and Assumed  Ceded     Net   and Assumed  Ceded      Net       Loss    Expense  Percentage  Unpaid      Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X       62        6
 2. 1992....     9,946      252    9,694      62.5     154.6      61.5         0         0        0.0        53        6
 3. 1993....    10,993        0   10,993      67.5       0.0      68.3         0         0        0.0     1,611      264
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X   X X X    X X X X   X X X X    X X X    X X X X        0         0     X X X X    1,726      276

SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
             (000 omitted)
     (1)          Premiums Earned                             Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)      Loss Payments       Allocated Loss         (9)       (10)       (11)     (12)
    Which                                                     Expense Payments                                    Number of
Premiums Were                            ---------------------------------------- Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X       (44)      (62)       54        14        19          3        61     X X X
 2. 1992....     2,415      432    1,983       333         0        36         0         3         15       384     X X X
 3. 1993....     2,654      (81)   2,735       186       212         4         0         0          7       (15)    X X X
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X       475       150        94        14        22         25       430     X X X

                        Losses Unpaid                Allocated Loss Expenses Unpaid
            --------------------------------------------------------------------------------  (21)        (22)     (23)      (24)
                Case Basis         Bulk + IBNR         Case Basis          Bulk + IBNR                           Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..      223        1        36         0        48         0         0         0          0         4      310         33
 2. 1992....       55        0        58         0        10         0        10         0          5         4      137         13
 3. 1993....      186      181       231         0        34        24        38         0         21         8      292          8
- ------------------------------------------------------------------------------------------------------------------------------------
 4. Totals .      464      182       325         0        92        24        48         0         26        16      739         54

                 Total Losses and       Loss and Loss Expense Percentage Discount for Time         Net Balance Sheet Reserves
               Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money      (33)      After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)  Inter-Company  (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss  Participation Losses Loss Expenses
            and Assumed Ceded     Net    and Assumed Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X      258       52
 2. 1992....       521        0      521      21.6       0.0      26.3         0         0        0.0       113       24
 3. 1993....       694      417      277      26.1    (514.8)     10.1         0         0        0.0       236       56
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X      607      132

SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
             (000 omitted)
     (1)          Premiums Earned                             Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)      Loss Payments       Allocated Loss       (9)       (10)       (11)     (12)
    Which                                                     Expense Payments                                  Number of
Premiums Were                            --------------------------------------- Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct           Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded   Received   Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X       265         0         0         0         0          0       265    X X X
 2. 1992....       141        0      141       369         0         0         0         0          0       369    X X X
 3. 1993....        13        0       13         1         0         0         0         0          0         1    X X X
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X    X X X    X X X       635         0         0         0         0          0       635    X X X

                        Losses Unpaid                 Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR          Case Basis          Bulk + IBNR                         Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..        0        0         0         0         0         0         0         0          0         0        0         0
 2. 1992....        0        0         0         0         0         0         0         0          0         0        0         0
 3. 1993....        0        0         0         0         0         0         0         0          0         0        0         0
- -----------------------------------------------------------------------------------------------------------------------------------
 4. Totals .        0        0         0         0         0         0         0         0          0         0        0         0

                 Total Losses and      Loss and Loss Expense Percentage Discount for Time            Net Balance Sheet Reserves
               Loss Expenses Incurred    (Incurred/Premiums Earned)       Value of Money      (33)       After Discount
            ------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)  Inter-Company  (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss  Participation  Losses Loss Expenses
            and Assumed  Ceded     Net    and Assumed Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X    X X X X    X X X     X X X         0         0     X X X X        0        0
 2. 1992....       369        0      369     261.7       0.0     261.7         0         0        0.0         0        0
 3. 1993....         1        0        1       7.7       0.0       7.7         0         0        0.0         0        0
- -------------------------------------------------------------------------------------------------------------------------
 4. Totals .   X X X X   X X X    X X X X   X X X X    X X X    X X X X        0         0     X X X X        0        0

SCHEDULE P - PART 1M - INTERNATIONAL - NONE

SCHEDULE P - PART 1N - REINSURANCE A
             (000 omitted)
     (1)           Premiums Earned                                Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)      Loss Payments        Allocated Loss       (9)       (10)       (11)     (12)
    Which                                                      Expense Payments                                   Number of
Premiums Were                             ---------------------------------------- Salvage  Unallocated  Total     Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)        and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation  Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded   Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....    3,247    1,527     1,720     2,583       352        71        11         0         19     2,310     X X X
 2. 1989....    5,586    4,314     1,272    15,147    10,139        47         6         0         44     5,093     X X X
 3. 1990....    7,742    4,661     3,081     5,074     2,573        14         2         0         19     2,532     X X X
 4. 1991....    8,597    4,608     3,989     5,326     1,377        31         4         0         36     4,012     X X X
 5. 1992....   13,129    9,811     3,318    22,301    11,164        31         3         0         70    11,235     X X X
 6. 1993....    6,793      663     6,130     1,417         0        12         0         0         21     1,450     X X X
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .   X X X X    X X X    X X X    51,848    25,605       206        26         0        209    26,632     X X X

                        Losses Unpaid                     Allocated Loss Expenses Unpaid
            --------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis        Bulk + IBNR          Case Basis          Bulk + IBNR                          Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss       and  Outstanding
              Direct             Direct              Direct              Direct             Subrogation Expense  Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. 1988....       28        0        33         0         0         0         0         0          0         0       61     X X X X
 2. 1989....      301      172       168        60         1         0         0         0          0         0      238     X X X X
 3. 1990....      191      218       152         0         1         0         0         0          0         0      126     X X X X
 4. 1991....      457      190       236        48         2         0         0         0          0         0      457     X X X X
 5. 1992....    2,261      120       920        31         7         0         0         0          0         0    3,037     X X X X
 6. 1993....    1,558        0     1,217        78         5         0         0         0          0         1    2,703     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
 7. Totals .    4,796      700     2,726       217        16         0         0         0          0         1    6,622     X X X X

                   Total Losses and     Loss and Loss Expense Percentage Discount for Time             Net Balance Sheet Reserves
                Loss Expenses Incurred      (Incurred/Premiums Earned)    Value of Money      (33)           After Discount
            --------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)   Inter-Company   (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss   Participation Losses  Loss Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss    Expense  Percentage  Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....    2,739      368     2,371      84.4      24.1     137.8         0         0        0.0        61        0
 2. 1989....   15,717   10,386     5,331     281.4     240.8     419.1         0         0        0.0       237        1
 3. 1990....    5,456    2,798     2,658      70.5      60.0      86.3         0         0        0.0       125        1
 4. 1991....    6,096    1,627     4,469      70.9      35.3     112.0         0         0        0.0       455        2
 5. 1992....   25,602   11,330    14,272     195.0     115.5     430.1         0         0        0.0     3,030        7
 6. 1993....    4,231       78     4,153      62.3      11.8      67.7         0         0        0.0     2,697        6
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X    6,605       17

SCHEDULE P - PART 1O - REINSURANCE B
             (000 Omitted)
     (1)           Premiums Earned                                Loss and Loss Expense Payments
            --------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)      Loss Payments        Allocated Loss       (9)       (10)       (11)     (12)
    Which                                                      Expense Payments                                  Number of
Premiums Were                             ---------------------------------------- Salvage  Unallocated  Total    Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed  Ceded   and Assumed  Ceded  Received  Payments  - 8 + 10)    Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....   (2,291)    (329)   (1,962)    2,066       124       216        31         0          9     2,136     X X X
 2. 1989....    1,988      285     1,703     1,125        60        69         5         0          7     1,136     X X X
 3. 1990....    2,100      303     1,797       989        46        59         5         0          7     1,004     X X X
 4. 1991....    2,634      379     2,255       404       (45)       20         1         0          7       475     X X X
 5. 1992....    2,523      450     2,073       240         9         3         0         0          5       239     X X X
 6. 1993....    1,887        0     1,887        35         1        (1)        0         0          4        37     X X X
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .    X X X     X X X    X X X     4,859       195       366        42         0         39     5,027     X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            --------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis         Bulk + IBNR        Case Basis          Bulk + IBNR                           Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss     and    Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded  and Assumed  Ceded Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. 1988....      251        0       771         0        21         0         0         0          0         0    1,043     X X X X
 2. 1989....      430        0       765         0        36         0         0         0          0         0    1,231     X X X X
 3. 1990....      431        0       797         0        36         0         0         0          0         0    1,264     X X X X
 4. 1991....      410        0     1,231         0        34         0         0         0          0         0    1,675     X X X X
 5. 1992....      453        0     1,343         0        38         0         0         0          0         0    1,834     X X X X
 6. 1993....      336        0     1,487         0        27         0         0         0          0         1    1,851     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
 7. Totals .    2,311        0     6,394         0       192         0         0         0          0         1    8,898     X X X X

                 Total Losses and       Loss and Loss Expense Percentage Discount for Time            Net Balance Sheet Reserves
              Loss Expenses Incurred      (Incurred/Premiums Earned)       Value of Money      (33)        After Discount
            --------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)   Inter-Company   (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss   Participation  Losses  Loss Expenses
            and Assumed  Ceded     Net    and Assumed  Ceded      Net       Loss   Expense  Percentage    Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....    3,336      157     3,179    (145.6)    (47.7)   (162.0)        0         0        0.0     1,022       21
 2. 1989....    2,433       66     2,367     122.4      23.2     139.0         0         0        0.0     1,195       36
 3. 1990....    2,321       53     2,268     110.5      17.5     126.2         0         0        0.0     1,228       36
 4. 1991....    2,107      (43)    2,150      80.0     (11.3)     95.3         0         0        0.0     1,641       34
 5. 1992....    2,082        9     2,073      82.5       2.0     100.0         0         0        0.0     1,796       38
 6. 1993....    1,889        1     1,888     100.1       0.0     100.1         0         0        0.0     1,823       28
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X    8,705      193

SCHEDULE P - PART 1P - REINSURANCE C
             (000 omitted)
     (1)          Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments      Allocated Loss        (9)      (10)       (11)     (12)
    Which                                                     Expense Payments                                   Number of
Premiums Were                            ---------------------------------------- Salvage  Unallocated  Total     Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)   Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....      797      115       682        (2)       (2)        0         0         0          0         0     X X X
 2. 1989....      499       72       427        79         5         0         0         0          0        74     X X X
 3. 1990....      393       57       336        55        (1)        0         0         0          0        56     X X X
 4. 1991....      376       54       322        (2)      (11)        0         0         0          0         9     X X X
 5. 1992....      334       60       274        35         8         0         0         0          1        28     X X X
 6. 1993....      201        0       201         1        (1)        0         0         0          1         3     X X X
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .   X X X X    X X X    X X X       166        (2)        0         0         0          2       170     X X X

                          Losses Unpaid                  Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR          Case Basis          Bulk + IBNR                         Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. 1988....        2        0        14         0         0         0         0         0          0         0       16     X X X X
 2. 1989....       17        0        43         0         0         0         0         0          0         0       60     X X X X
 3. 1990....       74        0        48         0         1         0         0         0          0         0      123     X X X X
 4. 1991....        1        0        64         0         0         0         0         0          0         0       65     X X X X
 5. 1992....        0        0       157         0         0         0         0         0          0         0      157     X X X X
 6. 1993....       10        0       154         0         0         0         0         0          0         0      164     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
 7. Totals .      104        0       480         0         1         0         0         0          0         0      585     X X X X

                   Total Losses and     Loss and Loss Expense Percentage Discount for Time          Net Balance Sheet Reserves
                Loss Expenses Incurred     (Incurred/Premiums Earned)      Value of Money     (33)      After Discount
            -------------------------------------------------------------------------------           --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)  Inter-Company  (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss  Participation Losses  Loss Expenses
            and Assumed Ceded     Net *  and Assumed Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. 1988....       14       (2)       16       1.8      (1.7)      2.3         0         0        0.0        16        0
 2. 1989....      139        5       134      27.9       6.9      31.4         0         0        0.0        60        0
 3. 1990....      178       (1)      179      45.3      (1.8)     53.3         0         0        0.0       122        1
 4. 1991....       63      (11)       74      16.8     (20.4)     23.0         0         0        0.0        65        0
 5. 1992....      193        8       185      57.8      13.3      67.5         0         0        0.0       157        0
 6. 1993....      166       (1)      167      82.6       0.0      83.1         0         0        0.0       164        0
- -------------------------------------------------------------------------------------------------------------------------
 7. Totals .    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X      584        1

SCHEDULE P - PART 1Q - REINSURANCE D
            (000 Omitted)
     (1)          Premiums Earned                              Loss and Loss Expense Payments
            ------------------------------------------------------------------------------------------------------------
    Years      (2)       (3)      (4)       Loss Payments       Allocated Loss      (9)       (10)       (11)     (12)
    Which                                                      Expense Payments                                 Number of
Premiums Were                            ---------------------------------------- Salvage  Unallocated  Total     Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X   X X X    X X X X    4,739         0        85         0         0         10     4,834     X X X
 2. 1984....   10,742    2,578     8,164    18,224     2,973       177        22         0         60    15,466     X X X
 3. 1985....   17,306    4,970    12,336    23,908     4,301       156        19         0         86    19,830     X X X
 4. 1986....   47,302   13,221    34,081     9,721     1,285       210        29         0         64     8,681     X X X
 5. 1987....   31,251    8,393    22,858    14,209     4,980       401        52         0        223     9,801     X X X
- -------------------------------------------------------------------------------------------------------------------------
 6. Totals .    X X X     X X X    X X X    70,801    13,539     1,029       122         0        443    58,612     X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                 Case Basis         Bulk + IBNR         Case Basis          Bulk + IBNR                         Total Net Number of
            -------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expense  Expenses Direct and
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..    1,144        0     1,028         0        70         0         0         0          0         0    2,242     X X X X
 2. 1984....      527        0       476         0        32         0         0         0          0         0    1,035     X X X X
 3. 1985....      361        0       628         0        22         0         0         0          0         0    1,011     X X X X
 4. 1986....      236        0       706         0        15         0         0         0          0         0      957     X X X X
 5. 1987....      501        0       850         0        32         0         0         0          0         1    1,384     X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
 6. Totals .    2,769        0     3,688         0       171         0         0         0          0         1    6,629     X X X X

                   Total Losses and     Loss and Loss Expense Percentage Discount for Time           Net Balance Sheet Reserves
                Loss Expenses Incurred     (Incurred/Premiums Earned)     Value of Money      (33)        After Discount
            -------------------------------------------------------------------------------           -------------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)  Inter-Company  (34)     (35)
                                                                                             Pooling
              Direct                       Direct                                   Loss  Participation Losses Loss Expenses
            and Assumed Ceded     Net    and Assumed Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X   X X X    X X X X   X X X X   X X X X   X X X X        0         0        0.0     2,172       70
 2. 1984....   19,506    3,005    16,501     181.6     116.6     202.1         0         0        0.0     1,003       32
 3. 1985....   25,175    4,334    20,841     145.5      87.2     168.9         0         0        0.0       989       22
 4. 1986....   10,962    1,324     9,638      23.2      10.0      28.3         0         0        0.0       942       15
 5. 1987....   16,253    5,068    11,185      52.0      60.4      48.9         0         0        0.0     1,351       33
- -------------------------------------------------------------------------------------------------------------------------
 6. Totals .    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X    6,457      172

SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
             (000 omitted)
                  Premiums Earned                          Loss and Loss Expense Payments
     (1)    -----------------------------------------------------------------------------------------------------  (12)
    Years      (2)       (3)      (4)      Loss Payments       Allocated Loss       (9)       (10)       (11)
   in Which                                                   Expense Payments                                   Number of
Premiums Were                            ---------------------------------------- Salvage  Unallocated  Total      Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid   Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense  (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)    Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X         7         0        15         0         0          0        22    X X X
 2. 1984....      756        0       756       410         0       195         0         1         21       626      152
 3. 1985....      928        0       928       618         0       375         0         1         24     1,017      112
 4. 1986....    1,261        0     1,261       601         0       440         0         0         28     1,069       91
 5. 1987....    1,450        0     1,450       480         0       198         0         0         25       703      101
 6. 1988....    1,256        0     1,256        88         0        85         0         1         20       193      102
 7. 1989....    1,509        0     1,509        70         0       194         0         0         18       282      123
 8. 1990....    1,790        0     1,790       190         0        93         0         0         22       305      110
 9. 1991....    1,797        2     1,795      (203)        0       (71)        0         5          7      (267)     110
10. 1992....    2,056       40     2,016       118         0        44         0         0         29       191      110
11. 1993....    2,175       19     2,156        61         0         9         0         0         19        89      102
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X     2,440         0     1,577         0         8        213     4,230    X X X

                        Losses Unpaid                    Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------  (21)       (22)     (23)      (24)
                 Case Basis        Bulk + IBNR          Case Basis         Bulk + IBNR                         Total Net  Number of
            ------------------------------------------------------------------------------- Salvage  Unallocated Losses    Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses Expenses   Direct
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid  and Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..       56        0         0         0        41         0         0         0          0         1       98          3
 2. 1984....       92        0         0         0        68         0         0         0          0         2      162          9
 3. 1985....       41        0         0         0        30         0         0         0          0         1       72          5
 4. 1986....      137        0         0         0       101         0         0         0          0         3      241          3
 5. 1987....       59        0         0         0        44         0         0         0          0         1      104          3
 6. 1988....      263        0         0         0       193         0         0         0          0         6      462          3
 7. 1989....      257        0         0         0       189         0         0         0          0         6      452          9
 8. 1990....      345        0         0         0       254         0         0         0          0         8      607         10
 9. 1991....      361        0       192         0       265         0       115         0          0        14      947         20
10. 1992....      107        0       468         0        79         0       281         0          0        14      949         14
11. 1993....      119        0       936         0        88         0       562         0          0        28    1,733         30
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals .    1,837        0     1,596         0     1,352         0       958         0          0        84    5,827        109

                  Total Losses and      Loss and Loss Expense Percentage Discount for Time           Net Balance Sheet Reserves
               Loss Expenses Incurred       (Incurred/Premiums Earned)     Value of Money     (33)        After Discount
            ----------------------------------------------------------------------------- Inter-Company --------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)     Pooling     (34)     (35)
              Direct                       Direct                                   Loss  Participation Losses  Loss Expenses
            and Assumed Ceded     Net    and Assumed Ceded      Net       Loss    Expense  Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X       56       42
 2. 1984....      788        0       788     104.2       0.0     104.2         0         0        0.0        92       70
 3. 1985....    1,089        0     1,089     117.3       0.0     117.3         0         0        0.0        41       31
 4. 1986....    1,310        0     1,310     103.9       0.0     103.9         0         0        0.0       137      104
 5. 1987....      807        0       807      55.7       0.0      55.7         0         0        0.0        59       45
 6. 1988....      655        0       655      52.1       0.0      52.1         0         0        0.0       263      199
 7. 1989....      734        0       734      48.6       0.0      48.6         0         0        0.0       257      195
 8. 1990....      912        0       912      50.9       0.0      50.9         0         0        0.0       345      262
 9. 1991....      680        0       680      37.8       0.0      37.9         0         0        0.0       553      394
10. 1992....    1,140        0     1,140      55.4       0.0      56.5         0         0        0.0       575      374
11. 1993....    1,822        0     1,822      83.8       0.0      84.5         0         0        0.0     1,055      678
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X   X X X    X X X X    X X X     X X X     X X X         0         0     X X X X    3,433    2,394

SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
             (000 omitted)
                  Premiums Earned                           Loss and Loss Expense Payments
     (1)    ---------------------------------------------------------------------------------------------------  (12)
    Years      (2)       (3)      (4)      Loss Payments       Allocated Loss       (9)       (10)       (11)
   in Which                                                   Expense Payments                                  Number of
Premiums Were                            ---------------------------------------- Salvage  Unallocated  Total    Claims
  Earned and  Direct              Net       (5)       (6)       (7)       (8)       and       Loss     Net Paid  Reported
 Losses Were   and      Ceded   (2 - 3)    Direct              Direct            Subrogation Expense (5 - 6 + 7 Direct and
   Incurred  Assumed                     and Assumed Ceded   and Assumed Ceded    Received  Payments  - 8 + 10)  Assumed
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..   X X X X    X X X    X X X         0         0         0         0         0          0         0    X X X
 2. 1984....        0        0         0         0         0         0         0         0          0         0        0
 3. 1985....        0        0         0         0         0         0         0         0          0         0        0
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0
 5. 1987....        2        0         2         0         0         0         0         0          0         0        0
 6. 1988....        8        0         8         0         0         0         0         0          0         0        0
 7. 1989....       18        0        18         0         0         0         0         0          0         0        0
 8. 1990....       21        0        21        22         0         1         0         0          0        23        0
 9. 1991....        9        0         9         0         0         0         0         0          0         0        0
10. 1992....        6        0         6         0         0         0         0         0          0         0        0
11. 1993....        0        0         0         0         0         0         0         0          0         0        0
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X    X X X    X X X        22         0         1         0         0          0        23    X X X

                        Losses Unpaid                   Allocated Loss Expenses Unpaid
            -------------------------------------------------------------------------------   (21)       (22)     (23)      (24)
                Case Basis         Bulk + IBNR          Case Basis          Bulk + IBNR                         Total Net Number of
            -------------------------------------------------------------------------------  Salvage  Unallocated Losses   Claims
               (13)     (14)      (15)      (16)      (17)      (18)      (19)      (20)       and       Loss      and   Outstanding
              Direct             Direct              Direct              Direct            Subrogation Expenses Expenses   Direct
            and Assumed Ceded  and Assumed Ceded   and Assumed Ceded   and Assumed Ceded   Anticipated  Unpaid   Unpaid  and Assumed
- ------------------------------------------------------------------------------------------------------------------------------------


 1. Prior ..        0        0         0         0         0         0         0         0          0         0        0         0
 2. 1984....        0        0         0         0         0         0         0         0          0         0        0         0
 3. 1985....        0        0         0         0         0         0         0         0          0         0        0         0
 4. 1986....        0        0         0         0         0         0         0         0          0         0        0         0
 5. 1987....        0        0         0         0         0         0         0         0          0         0        0         0
 6. 1988....        0        0         0         0         0         0         0         0          0         0        0         0
 7. 1989....        0        0         0         0         0         0         0         0          0         0        0         0
 8. 1990....        0        0         0         0         0         0         0         0          0         0        0         0
 9. 1991....        0        0         0         0         0         0         0         0          0         0        0         0
10. 1992....        0        0         0         0         0         0         0         0          0         0        0         0
11. 1993....        0        0         0         0         0         0         0         0          0         0        0         0
- -----------------------------------------------------------------------------------------------------------------------------------
12. Totals .        0        0         0         0         0         0         0         0          0         0        0         0

                  Total Losses and     Loss and Loss Expense Percentage Discount for Time           Net Balance Sheet Reserves
               Loss Expenses Incurred     (Incurred/Premiums Earned)     Value of Money        (33)      After Discount
            ----------------------------------------------------------------------------- Inter-Company -------------------
               (25)     (26)      (27)      (28)      (29)      (30)      (31)      (32)     Pooling     (34)     (35)
              Direct                       Direct                                   Loss   Participation Losses  Loss Expenses
            and Assumed Ceded     Net    and Assumed Ceded      Net       Loss    Expense   Percentage   Unpaid   Unpaid
- -------------------------------------------------------------------------------------------------------------------------


 1. Prior ..    X X X     X X X    X X X     X X X     X X X     X X X         0         0     X X X X        0        0
 2. 1984....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 3. 1985....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 4. 1986....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 5. 1987....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 6. 1988....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 7. 1989....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
 8. 1990....       23        0        23     109.5       0.0     109.5         0         0        0.0         0        0
 9. 1991....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
10. 1992....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
11. 1993....        0        0         0       0.0       0.0       0.0         0         0        0.0         0        0
- -------------------------------------------------------------------------------------------------------------------------
12. Totals .   X X X X   X X X    X X X X    X X X     X X X     X X X         0         0     X X X X        0        0

SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS
        (1)                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)             Development**
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......     726       621      701      626      592      565      550      552      545      552          7          0
  2.   1984........   5,870     5,811    5,791    5,762    5,714    5,699    5,689    5,697    5,694    5,703          9          6
  3.   1985........   X X X     5,748    5,642    5,638    5,637    5,604    5,595    5,579    5,568    5,565         (3)       (14)
  4.   1986........   X X X     X X X    5,130    4,821    4,759    4,801    4,752    4,725    4,698    4,654        (44)       (71)
  5.   1987........   X X X     X X X    X X X    4,314    4,233    4,146    4,014    4,009    4,010    4,013          3          4
  6.   1988........   X X X     X X X    X X X  X X X X    4,310    4,204    4,146    4,043    4,049    4,053          4         10
  7.   1989........   X X X     X X X    X X X  X X X X    X X X    5,708    5,866    5,854    5,798    5,831         33        (23)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X    5,635    5,449    5,440    5,433         (7)       (16)
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    6,823    6,279    6,297         18       (526)
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    7,032    6,433       (599)   X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X    7,424    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total      (579)      (630)

SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
        (1)                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)             Development**
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   3,900     4,169    4,439    4,435    4,294    4,335    4,304    4,301    4,342    4,356         14         55
  2.   1984........   8,855     9,423    9,689    9,670    9,584    9,579    9,540    9,523    9,542    9,542          0         19
  3.   1985........   X X X     9,294    9,772    9,963    9,702    9,606    9,637    9,619    9,601    9,641         40         22
  4.   1986........   X X X     X X X   11,066   11,321   10,897   10,806   10,824   10,842   10,912   10,879        (33)        37
  5.   1987........   X X X     X X X    X X X   13,053   13,166   12,975   13,061   12,932   12,894   12,903          9        (29)
  6.   1988........   X X X     X X X    X X X  X X X X   12,801   12,569   12,126   12,104   12,215   12,241         26        137
  7.   1989........   X X X     X X X    X X X  X X X X    X X X   11,901   12,092   11,781   11,569   11,586         17       (195)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X   12,049   11,684   11,793   11,585       (208)       (99)
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X   12,454   12,934   12,707       (227)       253
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X   15,763   15,704        (59)   X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X   19,726    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total      (421)       200

SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
        (1)                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)             Development**
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   3,705     3,760    3,874    4,209    4,097    4,042    4,031    4,001    4,059    3,965        (94)       (36)
  2.   1984........   3,280     3,966    3,805    3,866    3,924    3,839    3,692    3,638    3,631    3,626         (5)       (12)
  3.   1985........   X X X     3,409    3,938    4,205    4,118    4,147    3,980    3,993    3,947    3,945         (2)       (48)
  4.   1986........   X X X     X X X    2,583    2,364    2,257    2,257    2,192    2,164    2,091    2,087         (4)       (77)
  5.   1987........   X X X     X X X    X X X    3,441    2,871    3,072    2,850    2,900    2,843    2,769        (74)      (131)
  6.   1988........   X X X     X X X    X X X  X X X X    3,408    3,768    4,283    4,068    3,758    3,680        (78)      (388)
  7.   1989........   X X X     X X X    X X X  X X X X    X X X    3,298    3,644    4,048    3,765    3,691        (74)      (357)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X    4,691    5,342    5,206    5,105       (101)      (237)
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    5,418    6,267    6,478        211      1,060
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    9,111    8,752       (359)   X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X    8,297    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total      (580)      (226)

SCHEDULE P - PART 2D - WORKERS' COMPENSATION
        (1)                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)             Development**
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   7,549     6,695    6,702    6,436    6,384    6,202    5,994    5,796    5,739    5,866        127         70
  2.   1984........   5,815     5,789    5,981    6,068    6,050    6,168    6,081    5,998    5,960    5,970         10        (28)
  3.   1985........   X X X     5,386    5,688    5,849    5,576    5,411    5,313    5,249    5,202    5,294         92         45
  4.   1986........   X X X     X X X    6,503    6,759    6,681    6,612    6,392    6,516    6,431    6,541        110         25
  5.   1987........   X X X     X X X    X X X    8,105    7,647    7,481    7,052    7,158    7,030    7,017        (13)      (141)
  6.   1988........   X X X     X X X    X X X  X X X X    8,274    8,233    7,847    7,795    7,828    8,016        188        221
  7.   1989........   X X X     X X X    X X X  X X X X    X X X   11,346   11,988   12,352   12,778   12,923        145        571
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X   12,316   13,781   14,396   14,733        337        952
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X   16,389   17,424   18,146        722      1,757
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X   22,023   22,238        215    X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X   21,940    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total     1,933      3,472

SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL
        (1)                 Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)             Development**
                   -----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)       (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984      1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   1,324     1,519    1,561    1,548    1,337    1,405    1,421    1,302    1,301    1,321         20         19
  2.   1984........   5,393     5,160    5,035    5,068    5,055    4,872    4,878    4,848    4,852    4,853          1          5
  3.   1985........   X X X     4,276    3,978    4,088    4,220    4,032    4,212    4,168    4,059    4,066          7       (102)
  4.   1986........   X X X     X X X    3,567    2,993    3,000    2,898    2,816    2,789    2,900    2,880        (20)        91
  5.   1987........   X X X     X X X    X X X    1,833    1,688    1,620    1,585    1,548    1,531    1,530         (1)       (18)
  6.   1988........   X X X     X X X    X X X  X X X X    2,347    1,786    1,755    1,742    1,759    1,725        (34)       (17)
  7.   1989........   X X X     X X X    X X X  X X X X    X X X    3,130    3,546    3,446    3,435    3,444          9         (2)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X    2,389    2,025    2,138    2,138          0        113
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    3,031    2,880    2,887          7       (144)
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    4,090    4,854        764    X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X    2,911    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    12. Totals       753        (55)

SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - NONE SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - NONE

SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                       (ALL PERILS), BOILER AND MACHINERY)
        (1)            Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                   ----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)        (3)      (4)      (5)      (6)      (7)     (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984       1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred


- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   9,224     6,035    6,030    6,035    6,036    6,041    6,041    6,038    6,034    6,034          0         (4)
  2.   1984........   4,345     2,918    2,918    2,918    2,918    2,918    2,918    2,918    2,918    2,918          0          0
  3.   1985........   X X X     3,313    3,308    3,308    3,308    3,308    3,308    3,308    3,308    3,308          0          0
  4.   1986........   X X X     X X X        4        0       (2)      (2)      (2)      (2)      (2)      (2)         0          0
  5.   1987........   X X X     X X X    X X X        4        1       (1)      (1)      (1)      (1)      (1)         0          0
  6.   1988........   X X X     X X X    X X X  X X X X        9        2        1        1        1        1          0          0
  7.   1989........   X X X     X X X    X X X  X X X X    X X X      497      543      496      470      435        (35)       (61)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X      558      786      805      618       (187)      (168)
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X      596      904      644       (260)        48
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    1,211    1,966        755    X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X    3,107    X X X X    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total       273       (185)

SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
        (1)            Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                   ----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)        (3)      (4)      (5)      (6)      (7)     (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984       1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred


- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......   7,562     6,802    6,572    6,819    6,742    6,442    6,770    6,599    6,694    6,737         43        138
  2.   1984........   2,782     3,018    3,303    3,513    3,182    3,281    3,285    3,257    3,875    3,636       (239)       379
  3.   1985........   X X X     4,057    3,747    3,766    4,017    3,810    3,611    3,637    3,655    3,645        (10)         8
  4.   1986........   X X X     X X X    3,170    3,714    3,252    3,001    3,114    3,031    3,107    2,995       (112)       (36)
  5.   1987........   X X X     X X X    X X X    4,477    4,657    4,026    3,910    3,903    3,937    3,770       (167)      (133)
  6.   1988........   X X X     X X X    X X X  X X X X    5,155    4,397    4,386    4,077    3,809    3,627       (182)      (450)
  7.   1989........   X X X     X X X    X X X  X X X X    X X X    6,038    5,658    6,257    5,201    5,588        387       (669)
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X    8,080    7,930    8,703    7,940       (763)        10
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    7,785    8,697    8,400       (297)       615
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X   10,904   11,232        328    X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X   12,028    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total    (1,012)      (138)

SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
        (1)            Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                   ----------------------------------------------------------------------------------------------------------------
   Years in Which     (2)        (3)      (4)      (5)      (6)      (7)     (8)      (9)     (10)     (11)      (12)       (13)
    Losses Were       1984       1985     1986     1987     1988     1989     1990     1991    1992     1993    One Year   Two Year
     Incurred


- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior ......       0         0        0        0        0        0        0        0        0        0          0          0
  2.   1984........       0         0        0        0        0        0        0        0        0        0          0          0
  3.   1985........   X X X         0        0        0        0        0        0        0        0        0          0          0
  4.   1986........   X X X     X X X        0        0        0        0        0        0        0        0          0          0
  5.   1987........   X X X     X X X    X X X       47       42       45       76       66       60       62          2         (4)
  6.   1988........   X X X     X X X    X X X  X X X X      237      214      261      314      564      561         (3)       247
  7.   1989........   X X X     X X X    X X X  X X X X    X X X      262      252      251      282      337         55         86
  8.   1990........   X X X     X X X    X X X  X X X X    X X X    X X X      350      362      471      531         60        169
  9.   1991........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X      520      544      774        230        254
 10.   1992........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X      791      947        156    X X X X
 11.   1993........   X X X     X X X    X X X  X X X X    X X X    X X X    X X X    X X X    X X X      950    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Total       500        752

SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
             EARTHQUAKE, GLASS, BURGLARY AND THEFT)
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                 Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....    X X X    X X X    X X X    X X X    X X X    X X X    X X X    8,694 *   10,635    8,760     (1,875)        66
  2.  1992.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X    14,630   15,959      1,329    X X X X
  3.  1993.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X   20,472    X X X X    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      4. Totals     (546)        66

SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                 Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....    X X X    X X X    X X X    X X X    X X X    X X X    X X X     1,234       624      499       (125)      (735)
  2.  1992.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X     9,949    9,019       (930)   X X X X
  3.  1993.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X   10,276    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     4. Totals    (1,055)      (735)

SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                 Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....    X X X    X X X    X X X    X X X    X X X    X X X    X X X       857       654      553       (101)      (304)
  2.  1992.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X       487      502         15    X X X X
  3.  1993.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X      262    X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     4. Totals       (86)      (304)

SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                 Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....    X X X    X X X    X X X    X X X    X X X    X X X    X X X       459       265      265          0       (194)
  2.  1992.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X       372      369         (3)   X X X X
  3.  1993.......    X X X    X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X        1    X X X X    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       4. Totals      (3)      (194)

SCHEDULE P - PART 2M - INTERNATIONAL - NONE

SCHEDULE P - PART 2N - REINSURANCE A
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  1988.......    X X X     X X X    X X X    X X X    4,114    3,143    2,538    2,474      2,389    2,353       (36)      (121)
  2.  1989.......    X X X     X X X    X X X    X X X    X X X    5,355    4,581    6,059      5,354    5,287       (67)      (772)
  3.  1990.......    X X X     X X X    X X X    X X X    X X X    X X X    2,695    3,610      2,912    2,639      (273)      (971)
  4.  1991.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    4,459      4,550    4,432      (118)       (27)
  5.  1992.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X    12,820   14,202     1,382    X X X X
  6.  1993.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X    4,132   X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     7. Totals       888     (1,891)

SCHEDULE P - PART 2O - REINSURANCE B
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  1988.......    X X X     X X X    X X X    X X X    3,159    3,588    3,400     3,525     3,477    3,171      (306)      (354)
  2.  1989.......    X X X     X X X    X X X    X X X    X X X    1,859    2,040     2,439     2,419    2,359       (60)       (80)
  3.  1990.......    X X X     X X X    X X X    X X X    X X X    X X X    1,683     2,074     2,293    2,259       (34)       185
  4.  1991.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     1,819     2,192    2,144       (48)       325
  5.  1992.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X     1,725    2,067       342    X X X X
  6.  1993.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X    1,888   X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     7. Totals      (106)        76

SCHEDULE P - PART 2P - REINSURANCE C
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  1988.......    X X X     X X X    X X X    X X X      417      438       45       45         47       16       (31)       (29)
  2.  1989.......    X X X     X X X    X X X    X X X    X X X      390      514      328        207      135       (72)      (193)
  3.  1990.......    X X X     X X X    X X X    X X X    X X X    X X X      252      270        293      180      (113)       (90)
  4.  1991.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X      230        268       74      (194)      (156)
  5.  1992.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X       183      184         1    X X X X
  6.  1993.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X     X X X     X X X      164   X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     7. Totals      (409)      (468)

SCHEDULE P - PART 2Q - REINSURANCE D
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....    6,877    10,485   12,895   15,560   15,561   18,999   21,186   22,536     23,047   22,974       (73)       438
  2.  1984.......    3,439     6,352    8,987   11,418   11,546   12,277   13,765   15,372     16,498   16,441       (57)     1,069
  3.  1985.......    X X X     6,484   12,620   16,079   15,513   17,105   18,282   19,423     20,981   20,756      (225)     1,333
  4.  1986.......    X X X     X X X   13,335   10,654   10,144   10,332    9,878   10,130      9,751    9,575      (176)      (555)
  5.  1987.......    X X X     X X X    X X X   11,891   12,135   12,398   12,186   11,638     11,100   10,958      (142)      (680)
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     6. Totals      (673)     1,605

SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....      634       545      536      475      449      428      394      536        536      533        (3)        (3)
  2.  1984.......      596       753      577      537      696      778      914      902        675      765        90       (137)
  3.  1985.......    X X X       816      980    1,070    1,061    1,253    1,215    1,203      1,066    1,065        (1)      (138)
  4.  1986.......    X X X     X X X      624    1,003    1,269    1,307      990    1,214      1,171    1,278       107         64
  5.  1987.......    X X X     X X X    X X X    1,005    1,150    1,153      939      892        913      782      (131)      (110)
  6.  1988.......    X X X     X X X    X X X    X X X    1,092      912      822      503        466      629       163        126
  7.  1989.......    X X X     X X X    X X X    X X X    X X X    1,279    1,227    1,243        810      711       (99)      (532)
  8.  1990.......    X X X     X X X    X X X    X X X    X X X    X X X    1,883    1,085      1,256      883      (373)      (202)
  9.  1991.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    1,931      1,011      659      (352)    (1,272)
 10.  1992.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X      1,955    1,096      (859)   X X X X
 11.  1993.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X      X X X    1,773   X X X X    X X X X
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     12. Total    (1,458)    (2,204)

SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
       (1)              Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)                  Development**
                 -------------------------------------------------------------------------------------------------------------------
 Years in Which     (2)        (3)      (4)      (5)      (6)      (7)      (8)      (9)       (10)     (11)      (12)       (13)
  Losses Were       1984       1985     1986     1987     1988     1989     1990     1991      1992     1993    One Year   Two Year
    Incurred

- ------------------------------------------------------------------------------------------------------------------------------------


  1.  Prior .....        0         0        0        0        0        0        0        0          0        0         0          0
  2.  1984.......        0         0        0        0        0        0        0        0          0        0         0          0
  3.  1985.......    X X X         0        0        0        0        0        0        0          0        0         0          0
  4.  1986.......    X X X     X X X        0        0        0        0        0        0          0        0         0          0
  5.  1987.......    X X X     X X X    X X X        0        0        0        0        0          0        0         0          0
  6.  1988.......    X X X     X X X    X X X    X X X        0        0        0        0          0        0         0          0
  7.  1989.......    X X X     X X X    X X X    X X X    X X X        1        0        0          0        0         0          0
  8.  1990.......    X X X     X X X    X X X    X X X    X X X    X X X       10       57         58       23       (35)       (34)
  9.  1991.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X        0          0        0         0          0
 10.  1992.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X          4        0        (4)   X X X X
 11.  1993.......    X X X     X X X    X X X    X X X    X X X    X X X    X X X    X X X      X X X        0   X X X X    X X X X
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      12. Totals     (39)       (34)

SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)           (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of   Number of
   Years in Which                                                                                               Claims      Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed      Closed
     Incurred          1984     1985     1986     1987     1988     1989     1990     1991    1992     1993    With Loss   Without
                                                                                                                Payment Loss Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000      254      376      485      497      504      511      518      530      546          0          0
  2.   1984.........   4,153    5,364    5,508    5,593    5,656    5,667    5,670    5,681    5,679    5,684      3,917        341
  3.   1985.........   X X X    4,061    5,185    5,355    5,461    5,533    5,539    5,546    5,558    5,560      3,606        275
  4.   1986.........   X X X    X X X    3,449    4,374    4,516    4,650    4,683    4,697    4,698    4,654      3,067        236
  5.   1987.........   X X X    X X X    X X X    2,733    3,778    3,932    3,964    3,986    4,003    4,007      2,286        196
  6.   1988.........   X X X    X X X    X X X    X X X    2,716    3,769    3,906    3,976    3,995    4,038      2,095        239
  7.   1989.........   X X X    X X X    X X X    X X X    X X X    3,892    5,558    5,656    5,710    5,800      2,737        313
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    3,857    5,064    5,182    5,260      2,564        342
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    4,349    5,693    5,959      3,042        355
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    4,736    6,025      2,796        366
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    4,716      2,258        320

SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)           (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of   Number of
   Years in Which                                                                                               Claims      Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed      Closed
     Incurred          1984     1985     1986     1987     1988     1989     1990     1991    1992     1993    With Loss   Without
                                                                                                                Payment Loss Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000    2,060    2,995    3,480    3,933    4,135    4,233    4,252    4,312    4,327          1          2
  2.   1984.........   3,818    6,870    8,127    8,929    9,275    9,389    9,459    9,485    9,537    9,541      5,048      1,405
  3.   1985.........   X X X    3,836    6,614    7,921    8,722    9,176    9,380    9,464    9,527    9,623      4,755      1,284
  4.   1986.........   X X X    X X X    4,013    7,293    8,999   10,074   10,486   10,628   10,713   10,779      4,814      1,443
  5.   1987.........   X X X    X X X    X X X    4,786    8,793   10,838   11,921   12,519   12,652   12,797      5,557      1,705
  6.   1988.........   X X X    X X X    X X X    X X X    4,625    8,363   10,248   11,381   11,756   12,041      4,829      1,469
  7.   1989.........   X X X    X X X    X X X    X X X    X X X    4,333    8,060    9,932   10,818   11,238      4,439      1,253
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    4,740    8,221    9,406   10,745      4,275      1,180
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    4,681    7,741   10,215      4,572      1,172
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    6,005   10,137      4,617      1,132
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    7,282      3,855        967

SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)           (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of   Number of
   Years in Which                                                                                               Claims      Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed      Closed
     Incurred          1984     1985     1986     1987     1988     1989     1990     1991    1992     1993    With Loss   Without
                                                                                                                Payment Loss Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000    1,298    2,071    2,775    3,178    3,556    3,758    3,786    3,778    3,843          2          0
  2.   1984.........     937    1,899    2,615    3,067    3,290    3,437    3,484    3,602    3,621    3,622      1,436        331
  3.   1985.........   X X X      820    1,860    2,749    3,292    3,527    3,707    3,778    3,877    3,918      1,167        271
  4.   1986.........   X X X    X X X      677    1,086    1,425    1,844    1,961    2,024    2,077    2,079        883        192
  5.   1987.........   X X X    X X X    X X X      672    1,401    1,977    2,365    2,553    2,525    2,717        817        181
  6.   1988.........   X X X    X X X    X X X    X X X      729    1,594    2,548    3,180    3,371    3,460        874        196
  7.   1989.........   X X X    X X X    X X X    X X X    X X X      912    1,658    2,244    2,622    3,195        983        226
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    1,190    2,560    3,022    4,471      1,161        227
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,654    2,250    3,523      1,291        289
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,909    4,181      1,434        285
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    2,092      1,086        183

SCHEDULE P - PART 3D - WORKERS' COMPENSATION
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)           (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of   Number of
   Years in Which                                                                                               Claims      Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed      Closed
     Incurred          1984     1985     1986     1987     1988     1989     1990     1991    1992     1993    With Loss   Without
                                                                                                                Payment Loss Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000    1,279    2,189    2,734    3,136    3,520    3,801    4,058    3,856    3,541         26          3
  2.   1984.........   1,785    3,301    4,196    4,647    4,914    5,115    5,244    5,348    5,262    5,257      4,269        278
  3.   1985.........   X X X    1,734    3,163    4,007    4,480    4,660    4,857    4,945    4,919    4,870      4,222        284
  4.   1986.........   X X X    X X X    2,449    3,929    4,662    5,156    5,483    5,663    5,693    5,530      4,550        266
  5.   1987.........   X X X    X X X    X X X    3,157    4,614    5,302    5,765    6,065    6,062    5,881      4,719        268
  6.   1988.........   X X X    X X X    X X X    X X X    3,369    5,198    6,234    6,802    6,975    6,840      5,055        291
  7.   1989.........   X X X    X X X    X X X    X X X    X X X    4,493    8,014    9,695   10,185   10,151      5,822        412
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    5,104    8,671    9,607    9,732      6,384        431
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    7,735   10,292   10,352      7,045        517
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X   10,712   11,968      6,994        540
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    5,453      3,713        237

SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)           (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of   Number of
   Years in Which                                                                                               Claims      Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed      Closed
     Incurred          1984     1985     1986     1987     1988     1989     1990     1991    1992     1993    With Loss   Without
                                                                                                                Payment Loss Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000      302      615      783    1,039    1,133    1,238    1,275    1,270    1,279          0          0
  2.   1984.........   2,989    4,189    4,342    4,673    4,655    4,710    4,785    4,802    4,811    4,821      1,143        179
  3.   1985.........   X X X    2,208    3,300    3,443    3,654    3,788    3,844    3,905    4,043    4,047      1,027        179
  4.   1986.........   X X X    X X X    1,824    2,542    2,509    2,678    2,758    2,742    2,821    2,861        619         89
  5.   1987.........   X X X    X X X    X X X      792    1,394    1,481    1,494    1,514    1,508    1,515        272         30
  6.   1988.........   X X X    X X X    X X X    X X X    1,025    1,640    1,697    1,712    1,721    1,721        221         29
  7.   1989.........   X X X    X X X    X X X    X X X    X X X    1,531    3,184    3,302    3,356    3,432        264         54
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    1,102    1,804    1,906    1,953        252         55
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,481    2,235    2,574        309         69
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    2,045    3,699        366         72
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,932        232         41

SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - NONE SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - NONE

SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
             (ALL PERILS), BOILER AND MACHINERY)
         (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)          (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
    Years in Which                                                                                              Claims     Claims
     Losses Were       (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990     1991    1992     1993   With Loss Without Loss


 -----------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   000      6,009    6,014    6,021    6,023    6,032    6,033    6,033    6,032    6,034    X X X X    X X X X
  2.   1984.........     591    2,918    2,918    2,918    2,918    2,918    2,918    2,918    2,918    2,918    X X X X    X X X X
  3.   1985.........   X X X    3,308    3,308    3,308    3,308    3,308    3,308    3,308    3,308    3,308    X X X X    X X X X
  4.   1986......... X X X X    X X X        0        0       (2)      (2)      (2)      (2)      (2)      (2)   X X X X    X X X X
  5.   1987......... X X X X    X X X    X X X        0        0       (1)      (1)      (1)      (1)      (1)   X X X X    X X X X
  6.   1988......... X X X X    X X X    X X X    X X X        1        1        1        1        1        1    X X X X    X X X X
  7.   1989......... X X X X    X X X    X X X    X X X    X X X       30      155      255      314      352    X X X X    X X X X
  8.   1990......... X X X X    X X X    X X X    X X X    X X X    X X X       58      260      380      440    X X X X    X X X X
  9.   1991......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X       64      280      413    X X X X    X X X X
 10.   1992......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      180      955    X X X X    X X X X
 11.   1993......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      421    X X X X    X X X X

SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
         (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)          (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
    Years in Which                                                                                              Claims     Claims
     Losses Were       (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990     1991    1992     1993   With Loss Without Loss


 -----------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   000      2,096    2,682    3,295    3,783    4,140    4,447    4,645    4,479    4,885         44          1
  2.   1984.........     354    1,029    1,691    2,235    2,599    2,811    3,065    3,124    3,138    3,369        988        438
  3.   1985.........   X X X      615    1,177    1,754    2,220    2,651    3,191    3,343    3,482    3,460        800        355
  4.   1986......... X X X X    X X X      241      772    1,193    1,876    2,185    2,414    2,372    2,721        731        312
  5.   1987......... X X X X    X X X    X X X      315    1,092    1,910    2,925    3,262    3,270    3,393        758        339
  6.   1988......... X X X X    X X X    X X X    X X X      427    1,226    1,943    2,529    2,486    2,819        867        511
  7.   1989......... X X X X    X X X    X X X    X X X    X X X      563    1,320    2,701    3,034    3,877      1,013        815
  8.   1990......... X X X X    X X X    X X X    X X X    X X X    X X X      732    2,124    2,503    3,951      1,157        879
  9.   1991......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X      960      368    2,268      1,253        665
 10.   1992......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      956    2,462      1,220        638
 11.   1993......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,800        897        390

SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
         (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)          (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
    Years in Which                                                                                              Claims     Claims
     Losses Were       (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990     1991    1992     1993   With Loss Without Loss


 -----------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   000          0        0        0        0        0        0        0        0        0          0         0
  2.   1984.........       0        0        0        0        0        0        0        0        0        0          0         0
  3.   1985.........   X X X        0        0        0        0        0        0        0        0        0          0         0
  4.   1986......... X X X X    X X X        0        0        0        0        0        0        0        0          0         0
  5.   1987......... X X X X    X X X    X X X        5       19       24       33       36       30       37          0         0
  6.   1988......... X X X X    X X X    X X X    X X X       16      104      207      234      413      473         21         4
  7.   1989......... X X X X    X X X    X X X    X X X    X X X       24       99      175      209      239         30         1
  8.   1990......... X X X X    X X X    X X X    X X X    X X X    X X X       37      163      286      391         58         1
  9.   1991......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X       64      176      441         80         2
 10.   1992......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      122      413         65         9
 11.   1993......... X X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      132         14         5

SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
             EARTHQUAKE, GLASS, BURGLARY AND THEFT)
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)            (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
   Years in Which                                                                                               Claims     Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990    1991     1992     1993   With Loss Without Loss
                                                                                                               Payment     Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   X X X    X X X    X X X    X X X    X X X    X X X    X X X      000    5,611    6,819    X X X X    X X X X
  2.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    6,560   11,985    X X X X    X X X X
  3.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X   11,402    X X X X    X X X X

SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)            (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
   Years in Which                                                                                               Claims     Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990    1991     1992     1993   With Loss Without Loss
                                                                                                               Payment     Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   X X X    X X X    X X X    X X X    X X X    X X X    X X X      000      524      431      1,617        155
  2.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    8,279    8,961      8,099        565
  3.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    8,444      5,804        491

SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)            (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
   Years in Which                                                                                               Claims     Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990    1991     1992     1993   With Loss Without Loss
                                                                                                               Payment     Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   X X X    X X X    X X X    X X X    X X X    X X X    X X X      000      189      248    X X X X    X X X X
  2.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       78      370    X X X X    X X X X
  3.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X      (24)   X X X X    X X X X

SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
        (1)                    Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)            (12)       (13)
                    ------------------------------------------------------------------------------------------ Number of  Number of
   Years in Which                                                                                               Claims     Claims
    Losses Were        (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Closed     Closed
      Incurred         1984     1985     1986     1987     1988     1989     1990    1991     1992     1993   With Loss Without Loss
                                                                                                               Payment     Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......   X X X    X X X    X X X    X X X    X X X    X X X    X X X      000       (1)     265    X X X X    X X X X
  2.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       28      369    X X X X    X X X X
  3.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X        1    X X X X    X X X X

SCHEDULE P - PART 3M - INTERNATIONAL - NONE

SCHEDULE P - PART 3N - REINSURANCE A
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   1988.........   X X X    X X X    X X X    X X X      627    1,931    2,015    2,110    2,205    2,292    X X X X    X X X X
  2.   1989.........   X X X    X X X    X X X    X X X    X X X    2,621    3,265    4,608    4,879    5,048    X X X X    X X X X
  3.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X    1,211    2,143    2,270    2,514    X X X X    X X X X
  4.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,824    3,646    3,976    X X X X    X X X X
  5.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    5,782   11,165    X X X X    X X X X
  6.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    1,428    X X X X    X X X X

SCHEDULE P - PART 3O - REINSURANCE B
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   1988.........   X X X    X X X    X X X    X X X       15      386      777    1,299    1,506    2,127    X X X X    X X X X
  2.   1989.........   X X X    X X X    X X X    X X X    X X X       32      213      585      852    1,128    X X X X    X X X X
  3.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X       42      375      703      996    X X X X    X X X X
  4.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X       48      203      469    X X X X    X X X X
  5.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       43      234    X X X X    X X X X
  6.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       35    X X X X    X X X X

SCHEDULE P - PART 3P - REINSURANCE C
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   1988.........   X X X    X X X    X X X    X X X        0        0        0        0        0        0    X X X X    X X X X
  2.   1989.........   X X X    X X X    X X X    X X X    X X X        3        7       22       96       75    X X X X    X X X X
  3.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X        5       23       54       56    X X X X    X X X X
  4.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X        0       (1)       9    X X X X    X X X X
  5.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       39       27    X X X X    X X X X
  6.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X        0    X X X X    X X X X

SCHEDULE P - PART 3Q - REINSURANCE D
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000    3,747    6,189    8,047    7,918   12,296   13,674   15,053   15,907   20,731    X X X X    X X X X
  2.   1984.........     993    3,135    4,979    6,237    5,840    7,059    8,219    9,479   10,434   15,406    X X X X    X X X X
  3.   1985.........   X X X      825    4,332    5,040    5,482    6,911    9,979   11,790   13,501   19,744    X X X X    X X X X
  4.   1986.........   X X X    X X X      741    2,365    2,251    3,330    3,931    4,867    5,627    8,618    X X X X    X X X X
  5.   1987.........   X X X    X X X    X X X    1,412    3,840    4,050    5,123    5,984    6,634    9,576    X X X X    X X X X

SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000      360      660    1,058    1,319    1,474    1,702    1,809    1,803    1,825          0          0
  2.   1984.........      28       83      157      276      391      491      607      618      600      605         87         56
  3.   1985.........   X X X       74      164      403      575      657      840      927      975      993         75         32
  4.   1986.........   X X X    X X X       25       67      197      391      774      865    1,003    1,041         61         27
  5.   1987.........   X X X    X X X    X X X       22      147      310      567      644      638      679         72         26
  6.   1988.........   X X X    X X X    X X X    X X X       37       66      113      189      135      173         64         35
  7.   1989.........   X X X    X X X    X X X    X X X    X X X       29      146      252      120      265         66         48
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X       24       75      181      283         61         39
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X       35     (425)    (274)        51         39
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       85      162         77         19
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X       69         58         14

SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
       (1)                        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)         (12)       (13)
                    ------------------------------------------------------------------------------------------- Number of  Number of
   Years in Which      (2)      (3)      (4)      (5)      (6)      (7)      (8)      (9)     (10)     (11)     Claims     Claims
    Losses Were        1984     1985     1986     1987     1988     1989     1990     1991    1992     1993     Closed     Closed
     Incurred                                                                                                 With Loss Without Loss
                                                                                                                Payment    Payment
- ------------------------------------------------------------------------------------------------------------------------------------


  1.   Prior .......     000        0        0        0        0        0        0        0        0        0          0         0
  2.   1984.........       0        0        0        0        0        0        0        0        0        0          0         0
  3.   1985.........   X X X        0        0        0        0        0        0        0        0        0          0         0
  4.   1986.........   X X X    X X X        0        0        0        0        0        0        0        0          0         0
  5.   1987.........   X X X    X X X    X X X        0        0        0        0        0        0        0          0         0
  6.   1988.........   X X X    X X X    X X X    X X X        0        0        0        0        0        0          0         0
  7.   1989.........   X X X    X X X    X X X    X X X    X X X        0        0        0        0        0          0         0
  8.   1990.........   X X X    X X X    X X X    X X X    X X X    X X X        0        0      (16)      23          0         0
  9.   1991.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X        0        0        0          0         0
 10.   1992.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X        0        0          0         0
 11.   1993.........   X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X    X X X        0          0         0

SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS
             (1)         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
     Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......         15         0          0          0          0          0          0          0          0          0
  2.     1984.........        246        19          0          0          0          0          0          0          0          0
  3.     1985.........    X X X X       322         20          6          0          0          0          0          0          0
  4.     1986.........    X X X X   X X X X        458         14         14          0          0          0          0          0
  5.     1987.........    X X X X   X X X X    X X X X        220         17         41          0          0          0          0
  6.     1988.........    X X X X   X X X X    X X X X    X X X X        327         47         26          0          0          0
  7.     1989.........    X X X X   X X X X    X X X X    X X X X    X X X X        649         40         17          0          0
  8.     1990.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X        558         23         10          0
  9.     1991.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        771         45         42
 10.     1992.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        919         47
 11.     1993.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        934

SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL
             (1)         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
     Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......        202        60         12          7          2          0          0          0          0          0
  2.     1984.........        697       176         61          5          0          0          0          0          0          0
  3.     1985.........    X X X X       962        238        145         12          4          5          0          0          0
  4.     1986.........    X X X X   X X X X      1,088        386        169          8          4          3          0          0
  5.     1987.........    X X X X   X X X X    X X X X      1,261        414        198         43         12          0          0
  6.     1988.........    X X X X   X X X X    X X X X    X X X X      1,545        636        155         16          0          0
  7.     1989.........    X X X X   X X X X    X X X X    X X X X    X X X X      1,498        367        171          0          0
  8.     1990.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X      1,671        317        129          0
  9.     1991.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,778        534        129
 10.     1992.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,414        820
 11.     1993.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,417

SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL
             (1)         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
     Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......         73        16          0          0          0          0          0          0          0          0
  2.     1984.........        303        93         43          0          0          0          0          0          0          0
  3.     1985.........    X X X X       579        158        118          0          0          0          0          0          0
  4.     1986.........    X X X X   X X X X        797        293        119          0          0          0          0          0
  5.     1987.........    X X X X   X X X X    X X X X      1,106        245        154          0          0          0          0
  6.     1988.........    X X X X   X X X X    X X X X    X X X X        874        240        141          0          0          0
  7.     1989.........    X X X X   X X X X    X X X X    X X X X    X X X X        701        239        179          0          0
  8.     1990.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X        942        283        174          0
  9.     1991.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,142        420        270
 10.     1992.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,833        375
 11.     1993.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,015

SCHEDULE P - PART 4D - WORKERS' COMPENSATION
             (1)         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
     Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......        117        76          0          0          0          0          0          0          0        189
  2.     1984.........        236       121         45          0          0          0          0          0          0         33
  3.     1985.........    X X X X       676        144         59          0          0          0          0          0         36
  4.     1986.........    X X X X   X X X X        989        157         69          0          0          0          0        111
  5.     1987.........    X X X X   X X X X    X X X X      1,190        185         81          0          0          0        161
  6.     1988.........    X X X X   X X X X    X X X X    X X X X      1,392        243        107          0          0        155
  7.     1989.........    X X X X   X X X X    X X X X    X X X X    X X X X      1,593        331        110          0        218
  8.     1990.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X      1,406        315        160        444
  9.     1991.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,870        410      1,145
 10.     1992.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,727      2,230
 11.     1993.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      6,321

SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL
             (1)         BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
     Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......         57        36          0          0          0          0          0          0          0          0
  2.     1984.........        296        46         10          0          0          0          0          0          0          0
  3.     1985.........    X X X X       454         31          5          0          0          0          0          0          0
  4.     1986.........    X X X X   X X X X        501         11          2          0          0          0          0          0
  5.     1987.........    X X X X   X X X X    X X X X         93          4          8          0          0          0          0
  6.     1988.........    X X X X   X X X X    X X X X    X X X X        222         16         11          0          0          0
  7.     1989.........    X X X X   X X X X    X X X X    X X X X    X X X X        406         26          0          0          0
  8.     1990.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X        407          6          1          0
  9.     1991.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        222         22          2
 10.     1992.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        225         29
 11.     1993.........    X X X X   X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        204

SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE - NONE SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE - NONE

SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
            (ALL PERILS), BOILER AND MACHINERY)
         (1)              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
    Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......    3,332           0          0          0          0          0          0          0          0          0
  2.     1984.........    2,244           0          0          0          0          0          0          0          0          0
  3.     1985.........  X X X X           5          0          0          0          0          0          0          0          0
  4.     1986.........  X X X X     X X X X          4          0          0          0          0          0          0          0
  5.     1987.........  X X X X     X X X X    X X X X          0          0          0          0          0          0          0
  6.     1988.........  X X X X     X X X X    X X X X    X X X X          3          0          0          0          0          0
  7.     1989.........  X X X X     X X X X    X X X X    X X X X    X X X X        396        259        153         96         24
  8.     1990.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X        348        235        195          0
  9.     1991.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        294        298          0
 10.     1992.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        497        171
 11.     1993.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,395

SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
         (1)              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
    Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......      650         196          0          0          0          0          0          0          0          0
  2.     1984.........      875         360        175          0          0          0          0          0          0          0
  3.     1985.........  X X X X       1,393        561        198          0          0          0          0          0          0
  4.     1986.........  X X X X     X X X X      1,265        825        283          0          0          0          0          0
  5.     1987.........  X X X X     X X X X    X X X X      2,028      1,153        407          0          0          0          0
  6.     1988.........  X X X X     X X X X    X X X X    X X X X      2,233      1,103        671          0          0          0
  7.     1989.........  X X X X     X X X X    X X X X    X X X X    X X X X      2,903      1,224        696          0          0
  8.     1990.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X      2,918      1,235      1,020          0
  9.     1991.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      3,243      2,106        965
 10.     1992.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      4,371      2,353
 11.     1993.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      4,702

SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
         (1)              BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------------------
    Years in Which
      Losses Were         (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
       Incurred          1984       1985       1986       1987       1988       1989       1990       1991       1992       1993

- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......        0           0          0          0          0          0          0          0          0          0
  2.     1984.........        0           0          0          0          0          0          0          0          0          0
  3.     1985.........  X X X X           0          0          0          0          0          0          0          0          0
  4.     1986.........  X X X X     X X X X          0          0          0          0          0          0          0          0
  5.     1987.........  X X X X     X X X X    X X X X         13          0          0          0          0          0          0
  6.     1988.........  X X X X     X X X X    X X X X    X X X X         41          0          0          0          0          0
  7.     1989.........  X X X X     X X X X    X X X X    X X X X    X X X X         52          0          0          0          0
  8.     1990.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X         54          0          0          0
  9.     1991.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         57          0          0
 10.     1992.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         78          0
 11.     1993.........  X X X X     X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X         83

SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,
             EARTHQUAKE, GLASS, BURGLARY AND THEFT)
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     4,280      1,926        519
  2      1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     4,735      1,340
  3.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     5,675

SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        227          0         0
  2      1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        416         0
  3.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       370

SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        399        106        36
  2      1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        294        68
  3.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       270

SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X          1          0        0
  2      1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X          0        0
  3.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        0

SCHEDULE P - PART 4M - INTERNATIONAL - NONE

SCHEDULE P - PART 4N - REINSURANCE A
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------
BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)


  1.     1988.........    X X X X    X X X X    X X X X    X X X X      2,323        562        288        228        125        33
  2.     1989.........    X X X X    X X X X    X X X X    X X X X    X X X X      1,751        569        461        194       108
  3.     1990.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,431      1,017        437       152
  4.     1991.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,114        507       187
  5.     1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      2,629       889
  6.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,140

SCHEDULE P - PART 4O - REINSURANCE B
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     1988.........    X X X X    X X X X    X X X X    X X X X      1,505      2,274      1,682      1,423      1,271       771
  2.     1989.........    X X X X    X X X X    X X X X    X X X X    X X X X      1,373      1,184      1,079        991       765
  3.     1990.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,257      1,149      1,025       797
  4.     1991.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,536      1,549     1,231
  5.     1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,431     1,343
  6.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X     1,488

SCHEDULE P - PART 4P - REINSURANCE C
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     1988.........    X X X X    X X X X    X X X X    X X X X        407        436         43         43         45        14
  2.     1989.........    X X X X    X X X X    X X X X    X X X X    X X X X        326        340        211         91        43
  3.     1990.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        216        182        143        48
  4.     1991.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        230        262        64
  5.     1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        145       157
  6.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X       154

SCHEDULE P - PART 4Q - REINSURANCE D
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......        834        506        695     1,053      1,608      1,959      2,641      2,978      2,806      1,028
  2.     1984.........        327        955        748     1,761      1,946      1,722      2,038      2,087      2,404        476
  3.     1985.........    X X X X      4,096      4,860     6,642      5,558      5,202      3,322      3,083      3,357        628
  4.     1986.........    X X X X    X X X X     11,061     6,346      5,700      5,642      4,435      3,891      3,072        706
  5.     1987.........    X X X X    X X X X    X X X X     8,579      6,168      6,710      5,483      4,604      3,485        850

SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......        541        318          0          0          0          0          0          0          0          0
  2.     1984.........        270        260        181          0          0          0          0          0          0          0
  3.     1985.........    X X X X        471        182         55          0          0          0          0          0          0
  4.     1986.........    X X X X    X X X X        464        226         94          0          0          0          0          0
  5.     1987.........    X X X X    X X X X    X X X X        514        344        134          0          0          0          0
  6.     1988.........    X X X X    X X X X    X X X X    X X X X        680        364        378          0          0          0
  7.     1989.........    X X X X    X X X X    X X X X    X X X X    X X X X        957        690        331          0          0
  8.     1990.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,644        587        401          0
  9.     1991.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,541        827        307
 10.     1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,716        749
 11.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X      1,497

SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE
                        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
           (1)      ----------------------------------------------------------------------------------------------------------------

     Years in Which       (2)        (3)        (4)        (5)        (6)        (7)        (8)        (9)       (10)       (11)
      Losses Were
       Incurred           1984       1985       1986       1987       1988       1989       1990       1991      1992       1993


- ------------------------------------------------------------------------------------------------------------------------------------


  1.     Prior .......          0          0          0          0          0          0          0          0          0        0
  2.     1984.........          0          0          0          0          0          0          0          0          0        0
  3.     1985.........    X X X X          0          0          0          0          0          0          0          0        0
  4.     1986.........    X X X X    X X X X          0          0          0          0          0          0          0        0
  5.     1987.........    X X X X    X X X X    X X X X          0          0          0          0          0          0        0
  6.     1988.........    X X X X    X X X X    X X X X    X X X X          0          0          0          0          0        0
  7.     1989.........    X X X X    X X X X    X X X X    X X X X    X X X X          1          0          0          0        0
  8.     1990.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X          1          0          0        0
  9.     1991.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X          0          0        0
 10.     1992.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X          0        0
 11.     1993.........    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X    X X X X        0

SCHEDULE P INTERROGATORIES
     (000 Omitted)


1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.


   (a) Auto Liability (private passenger and commercial)


       1993             $0 (        75.0%)  1992               $0 (       75.0%)
            ------------------------------      --------------------------------
       1991             $0 (        75.0%)             Total         $0
            ------------------------------          ----------------------------


   (b) Other Liability and Products Liability


       1993             $0 (        60.0%)  1992               $0 (       60.0%)
            -------------------------------      -------------------------------
       1991             $0 (        60.0%)             Total         $0
            -------------------------------         ----------------------------


   (c) Medical Malpractice


       1993             $0 (        60.0%)  1992               $0 (       60.0%)
            -------------------------------      -------------------------------
       1991             $0 (        60.0%)             Total         $0
            -------------------------------         ----------------------------


   (d) Workers' Compensation


       1993             $0 (        75.0%)  1992               $0 (       75.0%)
            -------------------------------      -------------------------------
       1991             $0 (        75.0%)             Total         $0
            -------------------------------         ----------------------------


   (e) Credit                                          Total         $0
                                                     ---------------------------


   (f) All Lines Total (Report here and Page 3)        Total        NONE
                                                     ---------------------------


2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, dis-ability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.




 ------------------------------------------------------------------------------
|     Year in which premiums            |       1      |      2     |     3    |
|     were earned and losses            |    Medical   |    Other   | Products |
|          were incurred                |  Malpractice |  Liability | Liability|
|------------------------------------------------------|------------|----------|
| (a)  1987                             |            0 |          0 |        0 |
| (b)  1988                             |            0 |          0 |        0 |
| (c)  1989                             |            0 |          0 |        0 |
| (d)  1990                             |            0 |          0 |        0 |
| (e)  1991                             |            0 |          0 |        0 |
| (f)  1992                             |            0 |          0 |        0 |
| (g)  1993                             |            0 |          0 |        0 |
|---------------------------------------|--------------|------------|----------|
| (h)  Totals                           |            0 |          0 |        0 |
 ------------------------------------------------------------------------------




3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated.
   Are they so reported in this statement?          Answer:  Yes [ X ]  No [  ]


4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are
   they so reported in this Statement?              Answer:  Yes [ X ]  No [  ]


5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such
   discounts on page 10?                                     Yes [  ]  No [ X ]


   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.


   Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.


   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statment is being filed.


6. What were the net premiums in force at the end of the year for:
   (in thousands of dollars)
                                                      (a) Fidelity          $310


                                                      (b) Surety          $2,131


7. Claim count information is reported (check one)    (a) per claim
   If not the same in all years, explain in                            ---------
   Question 8.                                        (b) per claimant     X
                                                                       ---------
8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? Yes. See the following Overflow Page for Write-Ins.  .................................
   .............................................................................
   .............................................................................
   .............................................................................
   .............................................................................
   .............................................................................
   .............................................................................
   .............................................................................

OVERFLOW PAGE FOR WRITE-INS


Schedule P Interrogatories - Question #8


Accounting For National Workers' Compensation Reinsurance Pool
- ---------------------------------------------------------------
The Company's property and casualty insurance subsidiaries have historically recorded amounts assumed from the National Workers' Compensation Reinsurance Pool (the "Pool") on a net basis. Under this approach, outstanding losses were recorded as a contra asset, which was reported on Page 2, Line 9.1, and incurred losses were recorded as paid losses. Effective December 31, 1993, the property and casualty insurance subsidiaries began recording outstanding losses as a liability. As a result, the Company's outstanding losses increased $11,436,543. Incurred losses were not affected as negative paid amounts were recorded to offset this increase in accident year reserves.




Changes in Reinsurance Subsidiary's Quota Share Agreement
- ----------------------------------------------------------
Effective January 1, 1993, the reinsurance subsidiary's quota share agreement with Employers Mutual Casualty Company was amended so that losses in excess of $1,000,000 per event are retained by Employers Mutual. The reinsurance subsidiary pays an annual override commission to Employers Mutual for this additional protection. In conjunction with this change in the quota share agreement, the reinsurance subsidiary terminated its catastrophe reinsurance contracts with Employers Mutual and other nonaffiliated reinsurers.




Commutation of Assumed Reinsurance
- ----------------------------------
During 1993, Employers Mutual Casualty Company commuted two reinsurance contracts which were ceded to the reinsurance subsidiary under the quota share agreement. Effective June 30, 1993, accident year reserves decreased $19,783,037 and paid losses totaling $17,806,179 were recorded, reflecting a reserve discount of $1,976,858. Effective November 1, 1993, accident year reserves decreased $2,135,418 and paid losses totaling $2,135,418 were recorded, reflecting no reserve discount.